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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

[Amendment No. ]

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Equitable Resources, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                One Oxford Centre
                                Suite 3300
                                Pittsburgh, PA 15219

Notice of Annual Meeting of Shareholders

To Be Held April 14, 2004

        The annual meeting of shareholders of Equitable Resources, Inc. will be held on Wednesday, April 14, 2004, at 10:30 a.m. We will be in the Allegheny Room of the Omni William Penn Hotel located at 530 William Penn Place in Pittsburgh, Pennsylvania. If you owned common stock of Equitable Resources at the close of business on February 17, 2004, you may vote at this meeting.

        At the meeting, we plan to:

  (1)
  Elect four directors to serve for new terms;

  (2)
  Approve an amendment and restatement of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan;

  (3)
  Ratify the appointment of independent auditors for 2004; and

  (4)
  Transact other business properly presented at the meeting.

        Your Board of Directors recommends that you vote for all director nominees, for ratification of the independent auditors and for approval of the amendment and restatement of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan.

        Please consider the issues presented in this proxy statement, and vote your shares as promptly as possible by signing and returning the enclosed proxy card in the envelope provided or by following the internet or telephone voting instructions included in this proxy statement.

On behalf of the Board of Directors
JOHANNA G. O'LOUGHLIN Senior Vice President, General Counsel and Corporate Secretary

March 12, 2004

ABOUT THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	5
STOCK OWNERSHIP AND PERFORMANCE	9
COMPENSATION	14
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	21
ITEM NO. 1—ELECTION OF DIRECTORS	26
ITEM NO. 2—APPROVE AN AMENDMENT AND RESTATEMENT OF THE EQUITABLE RESOURCES, INC. 1999 LONG-TERM INCENTIVE PLAN	31
REPORT OF THE AUDIT COMMITTEE	39
ITEM NO. 3—RATIFICATION OF APPOINTMENT OF AUDITORS	40
ITEM NO. 4—ADDITIONAL INFORMATION	41
APPENDIX A—EQUITABLE RESOURCES, INC. AUDIT COMMITTEE CHARTER	A-1
APPENDIX B—EQUITABLE RESOURCES, INC. 1999 LONG-TERM INCENTIVE PLAN	B-1

i

ABOUT THE ANNUAL MEETING

        This booklet and proxy card contain information about the items you will vote on at the annual meeting and about the voting process.

Who is entitled to vote, and how many votes do I have?

        You can vote if you held common stock of Equitable Resources at the close of business on February 17, 2004. For each item presented for vote, you have one vote for each share you own. In addition, in the election of directors, you may cumulate votes by multiplying your shares by the number of directors to be elected and casting all of your votes for a single candidate or by distributing them among any two or more candidates.

How do I vote?

        You may vote:

  •
  in person by attending the meeting;

  •
  by following the instructions on the enclosed proxy card and completing and mailing it in the prepaid envelope provided;

  •
  by following the instructions at the Internet site http://www.eproxy.com/eqt; or

  •
  by following the instructions for telephone voting after calling 1-800-435-6710.

        In the case of Internet or telephone voting, you should have your proxy card in hand and retain it until you have completed the voting process. If you vote your proxy by Internet or telephone, you do not need to mail back the proxy card. Your proxy will be voted in accordance with your selections on the card, Internet site or telephone instructions. If you do not indicate any selections, your shares will be voted as recommended by the Board of Directors. Even if you plan to attend the meeting, we encourage you to vote by proxy as soon as possible.

        If your broker holds your shares in "street name," your broker will contact you for voting instructions as to how to vote those shares. If you want to vote those shares in person at the meeting, you need to obtain a proxy from your broker.

Can I change my vote?

        You can revoke your proxy before the time of voting at the meeting by:

  •
  voting a revised proxy by card, Internet or telephone dated later than the prior proxy;

  •
  voting in person at the meeting; or

  •
  notifying the corporate secretary of Equitable Resources in writing that you are revoking your proxy.

What shares are included on my proxy card?

        If the name on the accounts is the same, the shares on your proxy card may represent (i) shares for which you have a certificate; (ii) shares that you hold in book-entry form; and (iii) shares that you have in a dividend reinvestment account of the company's Dividend Reinvestment and Stock Purchase Plan. Shareholders owning both certificated shares and shares in book-entry form will receive one proxy card covering both the certificated and book-entry shares. If you separately own shares through your broker, you will receive separate voting instruction cards from the broker. Employees holding stock in the Employee Savings Plan, the Employee Savings and Protection Plan, the Employee Stock Purchase

Plan and/or as restricted shares under the 1999 Long-Term Incentive Plan will receive separate voting instruction cards for those plans. The trustee or administrator of the plans will vote the shares in accordance with the instructions on the returned instruction cards or as recommended by the Board of Directors if you provide no instructions on the instruction form. The trustee of the savings plans will vote plan shares for which it does not receive instructions in proportion to the way other plan participants voted their shares.

What if I receive more than one proxy card?

        Except as discussed in "What shares are included on my proxy card," if you receive more than one proxy card, you have shares registered differently in more than one account. We encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Mellon Investor Services LLC, at P.O. Box 3312, South Hackensack, New Jersey 07606, at their toll free number (800-589-9026) or on their website at www.melloninvestor.com.

What if I receive more than one proxy statement?

        We have adopted a procedure approved by the Securities and Exchange Commission, called "householding", which reduces our printing costs and postage fees. Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement unless one or more of these shareholders notify us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

        If a shareholder of record residing at such an address wishes to receive a separate document in the future, he or she may contact our transfer agent, Mellon Investor Services LLC, at P.O. Box 3312, South Hackensack, New Jersey 07606, at their toll free number (800-589-9026) or on their website at www.melloninvestor.com. If you are an eligible shareholder of record receiving multiple copies of our proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

How will my shares be voted on the matters planned to be presented at the meeting?

        If you attend the meeting, you may vote your shares in your discretion. If you do not attend the meeting, your shares will be voted as indicated in your properly completed unrevoked proxy. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed unrevoked proxy will be voted by the persons named as proxies in their discretion.

How will my shares be voted on other matters that may be presented to the meeting?

        Since no shareholder has indicated an intention to present any other matter to the annual meeting in accordance with the advance notice provision in the company's by-laws, the Board is not aware of any other proposals for the meeting. If another proposal is presented, the persons named as proxies will vote your proxy in their discretion.

Who can attend the annual meeting, and how do I obtain an admission ticket?

        You may attend the meeting if you were a shareholder on February 17, 2004. Seating is limited and will be offered on a "first come, first served" basis. If you plan to attend the meeting, you will need an admission ticket, which you can obtain by checking the appropriate box on your proxy card or by writing to the corporate secretary of Equitable Resources at One Oxford Centre, 301 Grant Street, Suite 3300, Pittsburgh, Pennsylvania 15219. If a broker holds your shares, please include a copy of your brokerage account statement or an omnibus proxy, which you can get from your broker, and we will send you an admission ticket.

What constitutes a "quorum" for the meeting?

        A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees also are counted in determining whether a quorum is present.

What is the total number of outstanding shares?

        At the close of business on February 17, 2004, the record date for the meeting, Equitable Resources had 62,519,108 shares of common stock outstanding.

How are the votes counted?

        Director candidates who receive the highest number of votes cast will be elected. Approval of each other item requires a majority of the votes cast. Abstentions and broker non-votes are not counted either in favor of or against the election of the director nominees or other proposals. Abstentions and broker non-votes are not counted as votes cast and therefore have no affect on the outcome of the vote. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

Who pays for the solicitation of proxies?

        We are soliciting proxies primarily by use of the mails. However, we may also solicit proxies in person, by telephone, by facsimile, by courier or by electronic means. To the extent that our directors and officers participate in this solicitation, they will not receive any compensation for their participation, other than their normal compensation. Equitable Resources pays for the cost of soliciting proxies from shareholders. Mellon Investor Services LLC assists Equitable Resources with the solicitation for a fee of $7,000 plus reasonable out-of-pocket expenses. Equitable Resources also reimburses brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their proxies.

May I nominate someone to be a director of Equitable Resources?

        Shareholders may either nominate individuals to serve as directors at the annual meeting of the shareholders or recommend individuals as possible director nominees to the Corporate Governance Committee to consider in its normal course.

        If you are a shareholder entitled to vote at an annual meeting, you may present at the meeting the nomination of one or more persons for election as a director of Equitable Resources. To do this you must send a written notice to the corporate secretary at One Oxford Centre, 301 Grant Street, Suite 3300, Pittsburgh, Pennsylvania 15219. According to the company's by-laws, we must receive notice of nominations for the 2005 annual meeting not less than 90 but not more than 120 days before April 14, 2005, the anniversary date of this year's annual meeting.

        The Board's Corporate Governance Committee will consider candidates recommended by the company's shareholders. Shareholders should send their recommendations to the Corporate Governance Committee Chairperson, c/o corporate secretary, Equitable Resources, Inc., One Oxford Centre, 301 Grant Street, Suite 3300, Pittsburgh, Pennsylvania 15219, as far in advance of the annual meeting of shareholders as possible but in any event not later than November 12, 2004.

        Any notice or recommendation provided by the nominating shareholder must include certain information about the person or persons nominated and about the nominating shareholder (see the "Corporate Governance—Director Nominations" section of this proxy statement for details). For additional information contact the corporate secretary.

When are shareholder proposals due?

        Under the rules of the Securities and Exchange Commission, eligible shareholders may submit proposals for inclusion in the proxy statement for our 2005 annual meeting. You must submit shareholder proposals in writing to the corporate secretary at the address above by November 12, 2004 for them to be considered for inclusion in the 2005 proxy statement.

        For proposals which will not be included in the proxy statement of the 2005 annual meeting, if you are a shareholder entitled to vote at the meeting, you may present proposals at the meeting. The corporate secretary must receive any proposals to be presented, which will not be included in next year's proxy statement, not less than 90 but not more than 120 days before April 14, 2005, the anniversary date of this year's annual meeting. Proposals received outside that time period, including any proposal nominating a person as a director, may not be presented at the annual meeting.

CORPORATE GOVERNANCE

        Equitable maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Corporate Governance Guidelines, Code of Business Conduct and Ethics and charters for the Audit Committee, the Compensation Committee and the Corporate Governance Committee of the Board of Directors. The corporate governance page can be found at www.eqt.com, by clicking on "Investor Relations" and then "Corporate Governance".

        Equitable's corporate governance policies and practices, many of which predate the Sarbanes-Oxley Act of 2002, are compliant with the corporate governance requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission, including:

  •
  The Board of Directors has adopted clear corporate governance policies

  •
  Eight of the ten members of the Board are independent of Equitable and its management

  •
  The Board's non-management directors meet periodically in executive session, and the Chair of the Corporate Governance Committee has been identified as the presiding director at all such executive sessions

  •
  All members of each of the key Committees of the Board of Directors—Audit, Compensation and Corporate Governance—are independent of the company and its management

  •
  Each of the key Committees has updated its charter to reflect legal requirements and good corporate governance

  •
  The Board of Directors and each of the key Committees engages in annual self-evaluations

  •
  The directors of the company are encouraged to participate in educational programs relating to corporate governance and business-related issues, and the company provides funding for such activities

  •
  Equitable has a Code of Business Conduct and Ethics applicable to all employees and directors of the company

Director Independence

        For a director to be considered an "independent director", the Board must annually determine that he or she has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization which has such a relationship with the company). This determination must comply with the rules of the New York Stock Exchange.

        Under the company's corporate governance guidelines, a director will not be independent if, within the preceding three years:

  •
  The director was employed by, or received more than $100,000 in direct compensation (other than director and committee fees and deferred compensation for prior service which is not contingent in any way on continued service) from the company

  •
  An immediate family member of the director was employed by, or received more than $100,000 in direct compensation (other than director and committee fees and deferred compensation for prior service which is not contingent in any way on continued service) from the company as an executive officer

  •
  The director was employed by or affiliated with the company's independent auditor or internal audit firm

  •
  An immediate family member of the director was affiliated with or employed by the company's independent auditor or internal audit firm in a professional capacity

  •
  A company executive officer was on the compensation committee of the board of directors of a company which employed the company director as an executive officer, or which employed an immediate family member of the director as an executive officer

  •
  The director is an employee, or whose immediate family member is an executive officer, of a company (other than a charitable organization) that makes payments to, or receives payments from, the company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues

        In assessing the independence of a director, the Board considers the materiality of charitable contributions made by the company to any charitable organization for which the director serves as an executive officer. During the past three fiscal years, the company has not made any contributions to any charitable organization for which any director serves as an executive officer, in any single fiscal year, that exceeded the greater of $1 million, or 2% of such charitable organizations consolidated gross revenues.

        The ownership of stock in the company by directors is encouraged and the ownership of a substantial amount of stock is not in itself a basis for a director to be considered as not independent, provided that it may preclude participation on the Audit Committee of the company if the magnitude of such ownership is sufficient to make the director an "affiliated person" of the company as described in the Audit Committee Charter. As described in the "Directors' Compensation and Retirement Program—Equity-Based Compensation" section of this proxy statement, the directors have established stock ownership guidelines for themselves.

        Utilizing the above standards, the Board of Directors has determined that the following directors are independent of Equitable and its management: Drs. Domm and Todd, Ms. Jeremiah and Messrs. McConomy, Miles, Rohr, Shapira and Whalen. Messrs. Gerber and Porges, each of whom is an executive officer of the company, are the only directors who are not independent.

Meetings of the Board of Directors

        The Board of Directors held seven regular meetings and two special meetings during 2003. The independent directors met six times in executive session without any officer of the company present. Attendance at the Board meetings during 2003 averaged 94%. The company encourages its directors to attend the annual meeting of the shareholders, and it has been their practice to do so. Seven of nine directors attended the company's 2003 annual meeting of shareholders.

Committees of the Board

        The standing committees of the Board are the Audit, Compensation, Corporate Governance and Executive Committees. The Corporate Governance Committee serves as our nominating committee. The Audit, Compensation and Corporate Governance Committees adopted new charters in late 2003 and early 2004. These new charters were approved by the Board on February 25, 2004 and are available on the company's website at www.eqt.com. Attendance at the committee meetings during 2003 averaged 92%. The members and main responsibilities of each committee are as follows:

Audit Committee

  •
  Comprised of Dr. Domm, Ms. Jeremiah and Messrs. Shapira (Chair), Miles and Whalen, who are non-employee, independent directors (as the term "independent director" is defined above and as required by the rules of the Securities and Exchange Commission for Audit Committee purposes). Mr. Malcolm M. Prine, who retired effective at the 2003 annual meeting, was also a member of this Committee during the year. Ms. Jeremiah joined the Audit Committee in

    May 2003. Mr. Whalen was elected to the Board in July 2003 and appointed to the Audit Committee at that time.

  •
  Held seven meetings in 2003.

  •
  Operated during 2003 pursuant to the charter previously approved by the Board of Directors of Equitable Resources and attached as Appendix B to the company's proxy statement for the 2001 annual meeting of shareholders. A new charter was adopted by the Committee on January 14, 2004 and approved by the Board of Directors on February 25, 2004. A copy of the new charter is attached to this proxy statement as Appendix A.

  •
  Assists the Board by overseeing:

  •
  the accounting and financial reporting processes of the company

  •
  the audits of the financial statements of the company

  •
  the integrity of the company's financial statements

  •
  the qualifications, independence and performance of the company's independent auditors

  •
  the qualifications and performance of the company's internal audit function

  •
  the compliance by the company with legal and regulatory requirements, including the company's Code of Business Conduct and Ethics

  •
  Is responsible for hiring, overseeing and compensating the company's independent auditors.

Compensation Committee

  •
  Comprised of Drs. Domm and Todd and Messrs. McConomy (Chair) and Rohr, who are non-employee, independent directors. Mr. E. Lawrence Keyes, Jr., who retired from the Board of Directors effective December 31, 2003, was also a member of this Committee during the year. Dr. Todd was elected to the Board in November, 2003 and appointed to the Compensation Committee at that time.

  •
  Held five meetings in 2003.

  •
  Discharges the Board's responsibilities relating to compensation of the company's officers.

  •
  Provides oversight and, as required, administration of the company's benefit plans.

Corporate Governance Committee

  •
  Comprised of Ms. Jeremiah and Messrs. Miles (Chair) and McConomy, who are non-employee, independent directors. Mr. Prine was also a member of this Committee during the year.

  •
  Held five meetings in 2003.

  •
  Establishes and recommends to the Board the requisite skills and characteristics to be found in, and identifies, individuals qualified to serve as, members of the Board and recommends to the Board the director nominees for each annual meeting of shareholders.

  •
  Develops and recommends to the Board a set of corporate governance principles.

  •
  Recommends Committee membership, including a Chair, for each Committee.

  •
  Identifies and approves corporate goals and objectives relevant to the compensation of the chief executive officer of the company and annually reviews the chief executive officer's performance against such goals and objectives.

  •
  Recommends an appropriate compensation structure for the directors, including administration of stock-based plans for the directors.

Executive Committee

  •
  Comprised of Messrs. Rohr (Chair), McConomy, Miles and Shapira, who are non-employee, independent directors and Murry S. Gerber, Chairman, President and Chief Executive Officer. Mr. Prine was also a member of this Committee during the year.

  •
  Held no meetings in 2003.

  •
  Has the authority to act in all matters that the full Board may act upon when the Board is not in session, unless limited by a resolution of the Board and except to the extent limited by law.

Director Nominations

        The responsibilities of the Corporate Governance Committee include the identification and recommendation to the Board of the requisite skills and characteristics to be found in individuals qualified to serve as members of the Board and recommendation to the Board of the director nominees for each annual meeting of shareholders. The Committee typically considers new nominees for the Board in the context of a vacancy on the Board resulting from resignation or retirement of a director or to fill a skill need identified by the Board. Director candidates have been identified most often by senior management and the members of the Board considering individuals both within and external to their respective networks. The Committee has in the past retained, and may in the future retain, a consultant to assist in the process.

        As set forth in the Committee's charter, the Committee will consider submissions from shareholders in making its recommendation. Any shareholder desiring to recommend an individual to serve as a director of the company should submit to the Corporate Governance Committee Chair, c/o corporate secretary, Equitable Resources, Inc., One Oxford Centre, 301 Grant Street, Suite 3300, Pittsburgh, Pennsylvania 15219, as far in advance of the annual meeting of shareholders as possible but in any event not later than November 12, 2004, the following information:

  •
  Substantially, the information required by Section 3.07 of the company's by-laws (a copy of which will be provided to any shareholder upon written request).

  •
  A statement setting forth the basis upon which the proposing shareholder believes the proposed nominee meets the qualification guidelines set forth below, including the standards of independence set forth in the company's Corporate Governance Guidelines, and should be nominated as a director of the company.

  •
  Such other information as the proposing shareholder believes will be beneficial in assisting the Corporate Governance Committee to fulfill its responsibilities.

        In evaluating individuals identified as possible director nominees, whether the source of the possible nominee is another director, a member of management, a shareholder or otherwise, the Committee assesses the experience and personal characteristics of the possible nominee against the guidelines identified below. Possible nominees satisfying the guidelines are then further evaluated to identify, in the judgment of the Committee, the best match for the Board. The company did not receive any shareholder recommendations for possible director nominees, nor did the company receive any shareholder proposals which, if adopted, would trigger the proposed rules of the Securities and Exchange Commission regarding shareholder access to the director nomination process.

        In identifying director candidates, the Committee has established the following guidelines:

  Individual qualifications

    •
    Possesses integrity, competence, insight, creativity and dedication together with the ability to work with colleagues while challenging one another to achieve superior performance

    •
    Has attained prominent position in his or her field of endeavor

    •
    Possesses broad business experience

    •
    Has ability to exercise sound business judgment

    •
    Is able to draw on his or her past experience relative to significant issues facing the company

    •
    Has experience in the company's industry or in other industry or endeavor with practical application to the company's needs

    •
    Has sufficient time and dedication for preparation as well as participation in Board and Committee deliberations

    •
    Has no conflict of interest

    •
    Meets such standards of independence and financial knowledge as may be required or desirable

    •
    Possesses attributes deemed appropriate given the then current needs of the Board

  Composition of the Board as a whole

    •
    A diversity of background, perspective and skills related to the company's business

    •
    A diversity of race, gender and age

Contacting the Board

        You may contact the Board of Directors, or any individual director, by writing to the Corporate Governance Committee Chair c/o corporate secretary, Equitable Resources, Inc., One Oxford Centre, 301 Grant Street, Suite 3300, Pittsburgh, Pennsylvania 15219 or by sending an email to corpgovchair@eqt.com.

STOCK OWNERSHIP AND PERFORMANCE

Significant Shareholders

        The following shareholders reported to the Securities and Exchange Commission that they owned more than 5% of Equitable Resources, Inc. common stock on December 31, 2003:

Name and Address	Shares Beneficially Owned		Percent of Common Stock Outstanding
George P. Sakellaris	3,193,896	(1)	5.12%
64 Brunswick Street Quincy, MA 02171

(1)
Information based on a Securities and Exchange Commission Schedule 13G for the year ended December 31, 2003, reporting that George P. Sakellaris has sole voting power over 3,033,896 shares, shared voting power over 160,000 shares, sole dispositive power over 3,033,896 shares and shared dispositive power over 160,000 shares.

Stock Ownership of Directors and Executive Officers

        The following table sets forth the number of shares of Equitable Resources common stock beneficially owned by nominees for director, directors and executive officers as of January 31, 2004, including shares they had the right to acquire within 60 days after January 31, 2004. The nominees for director, directors and executive officers have sole investment and voting power unless otherwise noted.

Name	Exercisable Stock Options(1)	Number of Shares Beneficially Owned(2)	Restricted Stock(3)	Deferred Share Equivalent Units(4)	Percent Of Class(5)
Murry S. Gerber(6) Chairman, President & CEO	1,605,000	66,839	35,510	240,091	2.57
Phyllis A. Domm Director	7,601	12,432	0	5,515	*
Barbara S. Jeremiah Director	0	1,000	0	2,275	*
Thomas A. McConomy(6) Director	25,601	6,400	0	12,286	*
George L. Miles, Jr. Director	7,601	2,139	0	2,436	*
David L. Porges Executive V.P., CFO & Director	462,500	17,405	21,651	122,812	*
James E. Rohr Director	25,601	14,600	0	5,515	*
David S. Shapira(7) Director	25,601	7,150	0	14,882	*
Lee T. Todd, Jr. Director	0	600	0	0	*
James W. Whalen Director	0	0	0	0	*
Randall L. Crawford Vice President	63,449	2,942	1,039	15,759	*
Joseph E. O'Brien Vice President	76,749	2,152	0	30,533	*
Johanna G. O'Loughlin Sr. V.P., General Counsel & Secretary	120,640	26,800	0	4,114	*
Directors and executive officers as a group (17 individuals)	2,646,808	182,026	68,025	513,512	4.35

*
Indicates ownership or aggregate voting percentage of less than 1%.

(1)
This column lists the number of shares of Equitable Resources common stock that the officers and directors had a right to acquire within 60 days after January 31, 2004 through exercise of stock options.

(2)
This column includes shares held of record and shares beneficially owned through a bank, broker or other nominee. It also includes, for executive officers, shares beneficially owned through the Employee Savings Plan and the Employee Stock Purchase Plan.

(3)
Reported in this column is the unvested portion of time-vested restricted stock awards and dividends accrued in the form of additional restricted shares.

(4)
This column lists the number of shares, or shares and phantom share units, held in the Employee Deferred Compensation Plan or the Directors' Deferred Compensation Plan, respectively.

(5)
The sum of the individual's (or individuals') shares beneficially owned plus stock options exercisable as set forth above as a percent of the company's outstanding shares at January 31, 2004 plus all options exercisable within 60 days of January 31, 2004.

(6)
Includes shares held jointly with spouse, 29,071 shares in the case of Mr. Gerber and 1,500 shares in the case of Mr. McConomy, as to which voting power and investment power are shared.

(7)
Shares beneficially owned are held in a trust of which Mr. Shapira is a co-trustee and in which he has a beneficial interest and voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Securities and Exchange Commission rules require that we disclose late filings of stock ownership reports by directors, executive officers and all persons who beneficially own more than 10% of Equitable Resources' common stock. Due to the complexity of the reporting rules, the company has assumed certain responsibilities for filing compliance and has instituted procedures to assist directors and executive officers with these obligations.

        Based solely upon the company's review of the copies of the filings or written representations from the reporting persons, except as described below, we believe that all reporting persons made all filings required by Section 16(a) on a timely basis. Each of Dr. Domm, Ms. Jeremiah and Messrs. Keyes, McConomy, Miles, Rohr and Shapira filed a late Form 4 in October 2003 reporting his or her May 2003 award of 1,320 phantom stock units because it was not timely identified that filing was required in connection with receipt of these common stock equivalent units. Mr. Keyes timely filed Forms 5 for 2001 and 2002 but inadvertently omitted nine transactions, eight in 2001 and one in 2002, aggregating 1,300 shares, by his spouse in an account in which discretionary trading authority had been granted to the broker. Amended Forms 5 were filed in October 2003.

Stock Performance Graph

        This graph compares the most recent five-year performance of Equitable Resources' common stock with the S&P 500 Index and a self-constructed peer group consisting of companies whose principal businesses are gas exploration and production and natural gas distribution. The graph assumes a $100 investment made on December 31, 1998 and the reinvestment of all dividends.

	1998	1999	2000	2001	2002	2003
EQUITABLE RESOURCES INC.	100.00	119.02	244.19	253.90	266.33	334.36
S&P 500	100.00	121.04	110.02	96.95	75.52	97.18
OLD SELF-CONSTRUCTED PEER GROUP (1)	100.00	78.10	148.82	132.08	123.91	157.49
NEW SELF-CONSTRUCTED PEER GROUP (2)	100.00	78.88	147.21	130.70	123.64	156.27

(1)
Comprised of Energen Corporation, Keyspan Corporation, Kinder Morgan, Inc., National Fuel Gas Company, NiSource Inc., OGE Energy Corp., Oneok, Inc., Questar Corporation and Southwestern Energy Company.

(2)
Comprised of Energen Corporation, Keyspan Corporation, Kinder Morgan, Inc., National Fuel Gas Company, NiSource Inc., OGE Energy Corp., Oneok, Inc., Questar Corporation, Southwestern Energy Company, CMS Energy Corporation and Peoples Energy Corporation. In future years, the company will use this new self-constructed peer group because the businesses operated by this self-constructed peer group more closely reflect the businesses engaged in by the company. In addition, this peer group is the same as the peer group for the company's Short-Term Incentive Plans.

Equity Compensation Plans

        The following table provides information as of December 31, 2003 with respect to shares of Equitable common stock that may be issued under our existing equity compensation plans, including the 1999 Long-Term Incentive Plan, the 1994 Long-Term Incentive Plan, the 1999 Non-Employee Directors' Stock Incentive Plan, the Employee Deferred Compensation Plan, the Directors' Deferred Compensation Plan and the Employee Stock Purchase Plan.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights (A)		Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights (B)		Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column A) (C)
Equity Compensation Plans Approved by Shareholders (1)	5,824,280	(3)	$23.19	(3)	1,678,510
Equity Compensation Plans Not Approved by Shareholders (2)	1,638,293		$33.09		3,361,707

Total	7,462,573		$25.37		5,040,217

(1)
Includes the 1994 Long-Term Incentive Plan as to which grants may no longer be made, the 1999 Long-Term Incentive Plan except for those shares issuable from treasury shares under the May 17, 2001 amendment to such plan, the 1999 Non-Employee Directors' Stock Incentive Plan and the Employee Stock Purchase Plan.

(2)
Includes the Employee Deferred Compensation Plan, 38,740 shares issuable under the Directors' Deferred Compensation Plan in connection with a 1999 grant payable in common stock of Equitable Resources and 5,000,000 shares issuable from treasury shares under the May 17, 2001 amendment to the 1999 Long-Term Incentive Plan. The Employee Deferred Compensation Plan and the Directors' Deferred Compensation Plan are described below. The May 17, 2001 amendment to the 1999 Long-Term Incentive Plan was implemented without shareholder approval in compliance with the rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission as then in effect. A description of the 1999 Long-Term Incentive Plan, including material differences between the amended and restated plan proposed for shareholder approval and the plan in effect on May 17, 2001, is included below under "Item No. 2—Approve an Amendment and Restatement of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan."

(3)
Excludes purchase rights accruing under the Employee Stock Purchase Plan, which has a 1,000,000 share shareholder-approved maximum of which 898,644 shares remain available for issuance.

Employee Deferred Compensation Plan

        The Employee Deferred Compensation Plan was amended and restated by approval of the Compensation Committee of the Board of Directors on December 3, 2003. Neither the plan nor its amendment and restatement required approval, and neither the plan nor its amendment and restatement were approved, by our shareholders. The amended and restated plan allows key employees to defer all or a portion of their base salary and bonus and other income from the company. Under the plan, the company matches, in company stock, on a basis consistent with the company's 401(k) plans, a deferral election by an employee of base salary and bonus. Amounts deferred are payable upon an employee's retirement or termination, unless the employee elects an in-service distribution prior to earning such amount or an early payment is authorized after the employee suffers an unforeseen financial emergency.

Directors' Deferred Compensation Plan

        The Directors' Deferred Compensation Plan was amended and restated by approval of the Board of Directors on May 15, 2003. Neither the plan nor its amendment and restatement required approval, and neither the plan nor its amendment and restatement were approved, by our shareholders. The amended and restated plan allows non-employee directors of the company to defer all or a portion of their directors' fees and retainer. In 1999 the Board approved a one-time grant of 38,740 phantom shares which is payable in company common stock and was deferred under the plan. No other equity compensation grants have been made under the Directors' Deferred Compensation Plan. Deferred amounts are generally payable upon retirement from the Board, but may be payable earlier upon election of the applicable director prior to the earning of such amount.

COMPENSATION

Directors' Compensation and Retirement Program

        In May 2003, an external compensation consultant reviewed the total compensation for directors. Specifically, retainer fees, meeting fees, insurance and stock-based long-term incentives were reviewed using, as the competitive benchmark, levels of total compensation paid to directors of S&P 500 companies of similar revenue size.

Cash Compensation

  •
  An annual cash retainer of $24,000 is paid to directors on a quarterly basis. This level of retainer was found to be competitive and no changes were made in 2003 to this compensation component.

  •
  The cash meeting fee of $1,000 for each Board and Committee meeting attended was found not to be competitive; accordingly, the meeting fee was increased in 2003 to $1,500. If a director participates in a meeting by telephone, the meeting fee is $750, an increase in 2003 from $500. An additional $1,000 is now paid to the Audit Committee Chair and $500 is now paid to each other Committee Chair, for each Committee meeting attended.

Equity-Based Compensation

  •
  The stock option award under the 1999 Non-Employee Directors' Stock Incentive Plan that was historically granted to Directors on an annual basis was replaced in 2003 by a grant of 1,320 phantom stock units which vested upon award and were deferred under the Directors' Deferred Compensation Plan. Dividends will be credited quarterly in the form of additional stock units. The value of the stock units will be paid in cash or stock on the earlier of the Director's death or retirement from the Board in accordance with the election made under the Directors' Deferred Compensation Plan. The number of phantom stock units, options, or other stock-based awards granted in future years will be based on competitive practices as determined by a nationally recognized external consultant.

  •
  The directors are subject to stock ownership guidelines which require them to hold shares equivalent to two times the annual cash retainer. Under the guidelines, directors have up to two years to acquire a sufficient number of shares to meet this requirement.

Deferred Compensation Plan for Non-Employee Directors

  •
  Non-employee directors' retainer and fees may be deferred under the Directors' Deferred Compensation Plan until Board service ends or an earlier time, as the director may elect.

  •
  In May 1999, the directors' retirement plan was curtailed and the accrued benefit of each active director was converted to a stock account administered under the Directors' Deferred Compensation Plan. Imputed dividends are credited to the account as additional shares. All participants are vested upon death or termination of service as a director. Directors elected after May 1999 are not eligible to participate in the retirement plan.

Insurance

  •
  The company also provides non-employee directors with $20,000 of life insurance, $20,000 of accidental death and dismemberment insurance and $250,000 of travel accident insurance while traveling on business for Equitable Resources. This represents no change since 2002, as the benefits were found to be competitive.

  •
  Directors who joined the Board prior to May 25, 1999 may designate a civic, charitable or educational organization as beneficiary of a $500,000 gift funded by a life insurance policy purchased by Equitable Resources.

Executive Compensation

        The following tables contain information concerning the compensation of the Equitable Resources chief executive officer and each of the other four most highly compensated executive officers of the company in 2003.

Summary Compensation Table

		Annual Compensation			Long-term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)	Restricted Stock ($) (3)(4)(5)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)(6)
Murry S. Gerber Chairman, President & Chief Executive Officer	2003 2002 2001	580,008 602,316 578,853	880,000 1,200,000 650,000	0 0 411,477	0 1,206,800 0	75,000/0 300,000/0 400,000/0	0 0 0	53,443 52,638 39,695
David L. Porges Exec. V.P., Chief Financial Officer & Director	2003 2002 2001	354,996 342,692 327,693	545,000 650,000 325,000	0 0 211,326	0 689,600 126,960	47,500/0 190,000/0 200,000/0	0 0 0	32,057 31,757 30,217
Johanna G. O'Loughlin Senior V.P., General Counsel & Secretary	2003 2002 2001	250,008 238,850 227,697	215,000 260,000 225,000	0 0 0	0 0 0	16,250/0 65,000/0 60,000/0	0 0 0	23,167 23,806 21,032
Joseph E. O'Brien Vice President	2003 2002 2001	249,996 259,611 249,995	150,000 210,000 180,000	0 0 0	0 0 0	16,250/0 65,000/0 28,000/0	0 0 0	14,975 18,282 15,636
Randall L. Crawford Vice President	2003 2002 2001	200,004 171,598 164,388	166,000 130,000 130,000	0 0 0	0 29,960 0	8,750/0 35,000/0 17,200/0	0 0 0	6,058 5,470 5,201

(1)
2002 base salary data reflects one extra pay due to payroll scheduling.

(2)
Amounts paid to Messrs. Gerber and Porges to reimburse taxes for restricted shares under their employment agreements.

(3)
A restricted stock award of 4,000 shares of the company's common stock was made to Mr. Porges on March 14, 2001. This restricted stock award vests in equal increments annually over a three-year period which began on the date of the award, and dividends accrue during the restriction period.

(4)
Restricted stock awards of the company's common stock were granted on March 12, 2002 as follows: Mr. Gerber, 35,000 shares and Mr. Porges, 20,000 shares. These restricted stock awards vest on the fifth anniversary of the date of the award, and dividends accrue during the restriction period. A restricted stock award of 1,000 shares of the company's common stock was granted on February 12, 2002 to Mr. Crawford. This restricted stock award vests on the third anniversary of the date of the award, and dividends accrue during the restriction period.

(5)
The following table shows the aggregate number of restricted shares held by each named executive officer and the aggregate value of these shares, based on the closing price of the company's common stock on December 31, 2003 ($42.92):

Name	Number of Shares	Value
Murry S. Gerber	35,510	$1,524,089
David L. Porges	21,651	929,261
Johanna G. O'Loughlin	0	0
Joseph E. O'Brien	0	0
Randall L. Crawford	1,039	44,594

(6)
Includes the term insurance premiums for term life insurance policies, matching and other company contributions to the Employee Savings Plan and the company's contribution to the Employee Deferred Compensation Plan, as follows:

	Life Insurance ($)	Savings Plan Contribution ($)	Deferred Compensation Plan ($)
Murry S. Gerber	1,242	14,677	37,524
David L. Porges	540	18,410	13,107
Johanna G. O'Loughlin	1,012	16,500	5,655
Joseph E. O'Brien	552	5,192	9,231
Randall L. Crawford	175	2,421	3,462

Options/SAR Grants in 2003

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for The Option Term(3)
			% of Total Options/SARs Granted to Employees In 2003
				Exercise or Base Price Per Share ($/sh)
Name	Options/ SARs Granted(1)				Expiration Date(2)
						5%	10%
Murry S. Gerber	75,000		13.87%	35.75	2/27/2013	1,713,711	4,316,991
David L. Porges	47,500		8.78%	35.75	2/27/2013	1,085,350	2,734,095
Johanna G. O'Loughlin	16,250		3.00%	35.75	2/27/2013	371,304	935,348
Johanna G. O'Loughlin	7,216	(4)	1.33%	36.75	5/25/2009	92,268	207,357
Johanna G. O'Loughlin	4,675	(4)	0.86%	41.15	5/25/2009	64,988	147,850
Joseph E. O'Brien	16,250		3.00%	35.75	2/27/2013	371,304	935,348
Randall L. Crawford	8,750		1.62%	35.75	2/27/2013	199,933	503,649

(1)
No SARs were granted.

(2)
With the exception of the options granted to Ms. O'Loughlin which expire on May 25, 2009, these options, which have reload rights, vest in equal increments annually over a three-year period which began February 27, 2003 and expire ten years from the award date. The options granted to Ms. O'Loughlin which expire on May 25, 2009 are vested.

(3)
The option values were calculated, using the Black-Scholes option-pricing model, based on the share price as of the date of grant at assumed 5% and 10% annualized rates of appreciation for the term of the grant. The actual value, if any, that an optionee may realize upon exercise will depend on the excess of the market price of the common stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an optionee upon the exercise of an option will be at or near the value estimated under the model described above.

(4)
These options were granted in connection with the exercise by Ms. O'Loughlin of previously granted options with reload rights through payment of the purchase price in shares.

Aggregated Option/SAR Exercises in 2003 & Year-End 2003 Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Year End 2003 (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Year-End 2003 ($)(1) Exercisable/ Unexercisable
Murry S. Gerber	100,000	1,980,678	1,346,667/408,333	29,405,211/3,779,746
David L. Porges	0	0	316,667/240,833	4,850,346/2,189,573
Johanna G. O'Loughlin	146,000	3,563,622	73,558/79,583	697,952/716,810
Joseph E. O'Brien	118,888	1,797,536	40,334/68,916	399,087/594,246
Randall L. Crawford	15,000	320,643	43,134/37,816	509,859/328,107

(1)
Calculated by determining the difference between the fair market value of the underlying shares of common stock and the various applicable exercise prices of outstanding options at the end of 2003 for the named executive officers. The last reported sale price of the company's common stock on the New York Stock Exchange on December 31, 2003 was $42.92 per share.

Long-Term Incentive Plans—Awards in 2003

			Estimated Future Payouts Under Non-Stock Price-Based Plans
	Number of Shares, Units or Other Rights(#)(1)	Performance or Other Period Until Maturation or Payout(2)
Name			Threshold (#)	Target (#)	Maximum (#)
Murry S. Gerber	150,000	12/31/2005	12,495	150,000	300,000
David L. Porges	95,000	12/31/2005	7,916	95,000	190,000
Johanna G. O'Loughlin	32,500	12/31/2005	2,707	32,500	65,000
Joseph E. O'Brien	32,500	12/31/2005	2,707	32,500	65,000
Randall L. Crawford	17,500	12/31/2005	1,458	17,500	35,000

(1)
On February 27, 2003 the 2003 Executive Performance Incentive Program was approved by the Compensation Committee of the Board providing for the award of performance share units valued in accordance with the market price of Equitable Resources stock. The plan measures Equitable Resources' total shareholder return at the end of a three-year period against that of a pre-determined peer group of thirty energy companies. The measurement period began on January 1, 2003 and will end on December 31, 2005. Awards will be earned based on relative total shareholder return. Specifically, the payout opportunity provided in the plan ranges from no award if Equitable Resources is one of the lowest ranking four companies in the peer group to two times the award if Equitable Resources is one of the four highest-ranking companies in the peer group. The target award is paid out if Equitable Resources is the median performer in the peer group. All other performance payout factors are interpolated among these three points. The plan has ten remaining participants, each of whom was awarded a target number of share units set forth above. The share units will be paid in cash in accordance with the plan.

(2)
Awards will be paid, if earned, on or around March 12, 2006, except in the case of a change of control or unless deferred to the Employee Deferred Compensation Plan at the election of the plan participant or as required by the terms of the plan to conform to the requirements of Section 162(m) of the Internal Revenue Code. In the event of a change in control as defined in the plan, awards will be paid on the closing date of the transaction as provided in the plan.

Employment and Non-Competition Agreements

        The company entered into employment agreements with Messrs. Gerber and Porges in connection with their appointments as President and Chief Executive Officer and Senior Vice President and Chief Financial Officer, respectively. The term of the agreements automatically extends each month so that they effectively have a perpetual one-year term, unless either party gives notice of a desire not to extend the term, in which case the agreement expires one year after the notice. The agreements provide for payment to the executive of a base salary, which is reviewed and adjusted annually by the Compensation Committee based on individual performance and base salaries at peer companies, and participation by the executive in other incentive and benefit plans of the company, including participation in the company's short-term and long-term incentive plans. Under the agreements, the company also agrees to (1) grant to the executive a minimum number of stock options annually through 2002 (60,000 in the case of Mr. Gerber, 30,000 in the case of Mr. Porges), (2) provide a supplemental life insurance benefit (equal to two times base salary in the case of Mr. Gerber, one times base salary in the case of Mr. Porges), and (3) provide certain perquisites to the executive. The agreements were amended effective December 31, 2003 to terminate the company's obligation to provide a split dollar life insurance benefit (with a $2.0 million death benefit in the case of Mr. Gerber and a $1.0 million death benefit in the case of Mr. Porges). The company made the policies self-funding on July 30, 2002 in light of the potential applicability of the Sarbanes-Oxley Act of 2002 prohibition against making loans to officers and directors. Under the amendment to the employment agreements, the individuals surrendered their policies and took the full cash value as taxable income or accepted the policy and future premium payment responsibility. If Equitable Resources terminates the executive's employment without cause, the executive is entitled to one year's base salary, reduced by amounts received under the non-competition and change in control agreements described below.

        In connection with the employment of Mr. Gerber, the company entered into a supplemental retirement agreement with him which is intended to make up the difference, if any, between the $211,500 per year early retirement benefit to which he would be entitled from his prior employer and the retirement benefit to which he is entitled under Equitable Resources' employee savings plan and deferred compensation plan. This benefit is payable to Mr. Gerber from age 55 to age 65, but only if he terminates employment after age 55 (or age 52 in the case of involuntary termination without cause).

        The company has also entered into non-competition agreements with the executive officers named in the Summary Compensation Table. Under these agreements, the executives agree not to compete with Equitable Resources for 12 months (24 months in the case of Mr. Gerber, except that the duration is reduced to 12 months in the case of involuntary termination or termination within 24 months of a change in control and 6 months in the case of Mr. Crawford) after the termination of their employment for any reason. The executives also agree to keep information confidential and not to solicit employees of the company after their termination. Under these agreements, the company agrees to pay the executives a severance benefit of 24 months salary and benefits continuation (12 months in the case of Mr. Crawford), in consideration of their confidentiality, non-compete and non-solicitation agreements. This severance benefit is in addition to any other severance benefit to which the executive may be entitled. These agreements terminate and do not apply if the executive is entitled to severance benefits under the change in control agreements described below.

Change in Control Agreements

        The company has entered into change in control agreements with the executive officers named in the Summary Compensation Table. These agreements provide severance benefits in the event of a change in control of Equitable Resources. The purpose of the agreements is to foster the continued dedication of key executives in the face of the uncertainties that accompany a possible change in control. For purposes of these agreements, a change in control includes the following: (1) the sale of all or substantially all of Equitable Resources' assets, unless the company's shareholders prior to the sale own at least 80% of the company's stock after the sale; (2) the acquisition by a person or group of beneficial ownership of 20% or more of Equitable Resources' common stock; (3) the termination of the company's business and the liquidation of the company; (4) consummation of a merger or consolidation of Equitable Resources, unless shareholders of voting securities immediately prior to the merger or consolidation continue to hold 60% or more of the voting securities of the resulting entity and a majority of the company's Board does not change; or (5) a change in the composition of the Board, so that existing Board members and their approved successors do not constitute a majority of the Board. Each agreement has an automatic renewal feature, meaning that the agreement will continue in effect unless either Equitable Resources or the executive elects not to extend the agreement, in which case the agreement expires 36 months after the notice.

        Under the agreements, severance benefits are payable if the executive is involuntarily terminated (other than for cause) or the executive terminates employment for good reason within two years following a change in control. Good reason to terminate employment exists if there are significant changes in the nature of employment following the change in control, including, for example, a reduction in compensation, a material reduction in benefits, a change in responsibility or relocation of the place of employment. The agreements with Mr. Gerber, Mr. Porges and Ms. O'Loughlin provide that, during the 30-day period following the one-year anniversary of a change in control (except for certain mergers), the executive may terminate his or her employment for any reason and receive payments under the agreement. Severance benefits payable to Mr. Gerber, Mr. Porges, Ms. O'Loughlin and Mr. O'Brien under the agreements include: (1) a cash payment equal to three times the executive's annual base salary: (2) a cash payment equal to three times the greater of the executive's highest annual bonus earned for any year in the five years prior to termination or for the year in which the change of control occurs or the employee is terminated; (3) continuation of medical, disability, dental and life insurance benefits for three years following termination; and (4) payment of the company match benefit and retirement contribution under the company's savings plan for three years after termination. Severance benefits payable to Mr. Crawford under the agreement include: (1) a cash payment equal to two times the executive's annual base salary; (2) a cash payment equal to two times the greater of the executive's highest annual bonus earned for any year in the five years prior to termination or for the year in which the change of control occurs or the employee is terminated; (3) continuation of medical, disability, dental and life insurance benefits for 24 months following termination; and (4) payment of the company match benefit under the company's savings plan for 24 months after termination. These agreements provide that the minimum amount payable to the executive will be as follows: Mr. Gerber—$9,138,000; Mr. Porges—$4,828,000; Ms. O'Loughlin—$2,931,000; and Mr. O'Brien—$2,931,000. Mr. Crawford's agreement does not contain a minimum amount payable.

        In addition, the agreements for Mr. Gerber, Mr. Porges, Ms. O'Loughlin and Mr. O'Brien provide for the payment to the executive of a "gross-up" payment for any excise taxes and income taxes payable with respect to the gross-up by the executive for payments they receive in connection with a change in control of the company. Under the change in control agreements, the named executive officers also agree not to compete with the company for one year, agree to keep information confidential for two years, and agree not to solicit employees of the company for one year following their termination of employment.

Pension Plan

        All executive officers, except Mr. Crawford, participate in a defined contribution plan under the company's Employee Savings Plan (401(k)). Participation is at the same level as all other salaried employees. Under the Employee Savings Plan (401(k)), the company automatically contributes an amount equal to 6% of each participant's base salary to an individual investment account for the employee (the automatic company contribution). In addition, the company matches a participant's elective contribution by contributing to the participant's individual investment account an amount equal to 50% of each dollar contributed by the employee (the matching company contribution), subject to a maximum company contribution of 3% of the employee's base salary and applicable IRS regulations.

        In 2003, Mr. Crawford participated in a defined benefit plan under the company's Retirement Plan for Employees. In addition, Mr. Crawford was eligible to receive the matching company contribution under the company's Employee Savings Plan (401(k)). Mr. Crawford's participation in the Retirement Plan for Employees was at the same level as all other salaried employees of Equitable Gas Company. Effective December 31, 2003, Mr. Crawford's pension benefit under the company's defined benefit plan was frozen in conjunction with a curtailment of the portion of the plan covering non-represented employees. Under the curtailment, no additional contributions to the plan will be made although interest will continue to accrue on the balances maintained by the plan. Mr. Crawford's ultimate benefit under the plan will be determined on the date of his retirement or on such later date as he may elect. Pursuant to the defined benefit plan, Mr. Crawford will be entitled to a retirement benefit of approximately $32,200 per year based upon his retirement at normal retirement age. This benefit is based on the actual 2004 interest credit of 5.12% and the assumption that balances are credited with interest at 5.50% per annum beginning in 2005.

        In connection with the curtailment, non-represented employees of Equitable Gas Company, including Mr. Crawford, became eligible to receive the automatic company contribution under the Employee Savings Plan (401(k)). Future retirement benefits for Mr. Crawford and the other executive officers will be delivered solely through the Employee Savings Plan (401(k)).

        Except for the limited retirement provision in Mr. Gerber's Employment Agreement, the company does not maintain any Supplemental Executive Retirement Programs (SERPs).

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Role of the Compensation Committee

        Our committee is responsible for setting the company's compensation principles that serve to guide the design of compensation plans and programs applicable to the executives of Equitable Resources. In discharging our role, we review the performance of the executives and establish individual compensation levels for each, having considered the advice of independent, outside consultants in determining whether the amounts and types of compensation the company pays its executives are appropriate. The committee is composed entirely of independent, non-employee members of the Board of Directors. No former employees of the company serve on the committee.

Compensation Philosophy

        Our goal is to create value for the shareholders of Equitable Resources by providing the company with a long-term perspective while striving to deliver consistently profitable annual results. Base salaries are established at approximately the 50th percentile, while potential total direct compensation (base, bonus and long-term incentive compensation together) for outstanding performance is designed to approximate the 75th percentile of general industry companies of similar revenue size. The company's executive compensation program focuses on both absolute and relative company performance, individual performance and increases in relative shareholder value over time as determinants of executive pay levels. These principles are intended to motivate executives to improve the financial position of the company, to hold themselves accountable for the performance of the organizations for which they are responsible, and to attract key talent into the service of the company.

Executive Compensation Guiding Principles

        The goal of our compensation program is to attract, motivate and retain the highly talented individuals Equitable Resources needs to safely, efficiently and profitably deliver natural gas products and energy services to wholesale and retail customers. The following principles influence the design and administration of our compensation program:

•      Compensation should be related to performance

        We believe that an executive's compensation should be tied not just to how well the individual performs, but also to how well both the executive's business unit and the company perform against both financial and non-financial goals and objectives, as set forth in the company's annually established Value Drivers (goals that drive business growth). When the company's performance is better than the objectives set for the performance period, executives should be paid more and when the company's performance does not meet key objectives, incentive award payments should be less.

•      Incentive compensation should be a greater part of total compensation for executives

        The proportion of an executive's total compensation that varies with individual, business unit and company performance objectives should increase as the scope and level of the individual's business responsibilities increase. For fiscal years 1999 through 2003, approximately 80% of the total target pay opportunity of the Chief Executive Officer was at risk against short- and long-term performance goals. In general, the amount of total target pay at risk against short- and long-term performance goals for all other executives of the company ranges from 65% to 80%.

•      Compensation levels should be competitive

        To achieve the above goals, we review compensation survey data from several independent sources to ensure that our total executive compensation program is competitive. Companies selected for the survey are those with which we compete for executive talent. We target overall (or total) executive compensation to deliver pay levels between the median and the 75th percentile of a comparison group of general industry companies of similar revenue size when we achieve a set of aggressive and challenging goals and objectives designed to increase shareholder value. This comparison group is used because the company's competitors for executive talent are not necessarily limited to the energy industry. The company generally requires skills from a more varied set of backgrounds.

•      Incentive compensation should balance short- and long-term performance

        Through the design of our compensation program, we look to balance the focus of all executives on achieving strong short-term, or annual, results in a manner that will ensure the company's long-term viability and success. Therefore, to reinforce the importance of balancing these perspectives, our executives are regularly provided with both annual and long-term incentives. Participation in the long-term incentive programs increases at higher levels of responsibility as executives in these leadership roles have the greatest influence on the company's strategic direction and results over time.

•      Equitable Resources executives should be provided with opportunities to own Equitable Resources stock

        We provide our executives at all levels with various ways to become shareholders. These programs include stock option and time-based restricted stock grants to executives, 401(k) savings and deferred compensation plans that allow executives to invest, on a voluntary basis, in company stock, and a stock purchase plan which enables executives to purchase Equitable Resources stock at a discount through payroll deductions. Our goal in providing these opportunities is to align the interests of each executive with the interests of our shareholders. Stock ownership guidelines for officers of the company were adopted in 2003 and are discussed below.

•      We seek to maximize the tax deductibility of compensation as appropriate

        It is also our goal to have most of the compensation paid to the company's chief executive officer and four other most highly compensated executives qualify as performance-based and deductible for Federal income tax purposes under Section 162(m) of the Internal Revenue Code. We have structured most of our compensation plans so that amounts paid under those plans will be fully deductible. However, some of the compensation that we pay may not be deductible. The compensation paid to those executives that may not be deducted includes salary, the value of perquisites, restricted stock and stock unit awards, to the extent that the aggregate value of these compensation components exceeds $1 million in any year. Based on the complexity of our business, and the rapidly changing nature of our industry, as well as the continued competitive market for outstanding leadership talent, we believe it is appropriate to provide that compensation, even though it may not be fully tax-deductible.

Components of Our Compensation Program

        The four primary components of our compensation program are: Base Salary, Annual Incentives, Long-Term Incentives, and Special Grants.

•      Base Salary

        We set base salaries for all executives at levels that are competitive with similar positions in general industry. Because we favor a pay-for-performance approach, we take the unique approach of capping base salary levels at the 50th percentile of a survey group consisting of general industry companies of similar revenue size. While we conduct surveys annually, we usually adjust salaries for those at an executive level either when our surveys show a significant deviation versus market or to recognize outstanding individual performance. This is in line with our philosophy that compensation above competitive levels should come primarily from the variable portion of the compensation package, especially for our executives. General economic conditions and marketplace compensation trends also are evaluated with the assistance of independent compensation consultants.

•      Annual Incentives

        We designed the annual bonus component of incentive compensation to align executive pay with the annual (short-term) performance of the company. In 2003, the measures for annual incentives were based on earnings per share, relative return on total capital, relative earnings per share growth and business unit Value Drivers. Achievement of these pre-established measures determines the bonus pool. Payment of actual awards is tied to the individual's performance, as well as that of the business unit for which the executive is responsible. The Committee performs the assessment of individual and business unit performance at the end of the year. When we evaluate individual performance, we consider each executive's performance against the Value Drivers in the categories of financial, operational, and human capital. In addition, we assess each executive in terms of the company's established leadership competencies.

•      Long-Term Incentives

  For Executive Officers

        Effective January 1, 2002, a three-year long-term incentive program ("2002 Executive Performance Incentive Program") was approved which provided the executive officers plus one other key employee with an award, consisting of 50% stock options and 50% performance-based share units, valued at the 50th percentile of the market with the opportunity, through outstanding relative performance, for participants to earn 75th percentile awards. The 2002 Executive Performance Incentive Program measures the Company's relative position on total shareholder return as compared to an energy industry peer group of 30 companies. Any distribution under the 2002 Executive Performance Incentive Program will be paid on or about March 12, 2005. Effective January 1, 2003, a second three-year long-term incentive program ("2003 Executive Performance Incentive Program") was approved, the design of which mirrors the 2002 plan, except that participants were awarded 75% of their award in performance-based share units and 25% in stock options. The amount of performance-based share units that each participant will actually receive is dependent on the performance of the Program. Any distribution under the 2003 Executive Performance Incentive Program will be paid on or about March 12, 2006.

  For Other Eligible Employees

        In 2003, we chose to use time-based restricted stock as the primary form of long-term incentive compensation. We generally make grants to eligible employees once a year. These annual grants generally vest on the third anniversary of the date of grant. Target grant guidelines have been implemented, and are periodically updated based on our market compensation benchmarking.

        In 2003, the number of non-officer employees eligible to participate in the 1999 Long-Term Incentive Plan was reduced based on our market compensation benchmarking.

        We have reviewed issues relating to the potential expensing of stock option grants and have determined that expensing would not be in our shareholders' interests at this time. We are currently in compliance with generally accepted accounting principles and will adjust our practices as these principles evolve.

•      Stock Ownership Guidelines

        Effective January 30, 2003, the Committee modified its stock ownership guidelines for executive officers as follows:

Chairman, President and Chief Executive Officer	Eight times base salary
Executive Vice President and Chief Financial Officer	Eight times base salary
Officers who are direct reports to Chief Executive Officer	Four times base salary
Other Officers	Two times base salary

        The guidelines are designed to satisfy an individual executive's needs for portfolio diversification, while maintaining management stock ownership at levels high enough to assure shareholders of management's commitment to value creation. As long as an executive maintains qualified shareholdings in excess of the applicable guideline, he or she may sell shares or exercise options for cash by selling shares. Compliance with the guidelines is mandatory.

•      Special Grants

        We believe that one of our primary responsibilities is to ensure the company is able to attract, motivate and retain leadership talent. To accomplish this objective, from time to time we may award special equity grants or cash retention payments. Depending on the circumstances, a special equity grant may take the form of a stock option, time-based restricted stock or a combination of the two. Special equity grants may have different vesting periods than annual awards. During the 2003 fiscal year, no cash retention awards were granted to any officer. Two officers received a special equity grant.

•      Split Dollar Life Insurance Policies

        Three of the current active executive officers held split dollar life insurance policies. The Committee approved the termination of these policies, effective December 31, 2003. Each executive officer executed a release acknowledging that the company has no future obligation to provide this benefit in consideration for surrendering the policy and receiving the full cash value as taxable income or accepting the policy and future premium payment responsibility.

Compensation of the Chief Executive Officer

        The compensation of the Chief Executive Officer includes base salary, annual cash incentives and stock-based awards commensurate with his achievements and consistent with our objective to continue to provide appropriate performance incentives.

        The Corporate Governance Committee of the Board meets annually without the Chief Executive Officer present and evaluates his performance compared with previously established financial and non-financial goals. That Committee reports performance levels achieved to our Committee, and we then make any appropriate compensation adjustments. Finally, we report in executive session to the other independent, non-employee members of the Board for their consideration and agreement.

        Murry S. Gerber currently serves as Chairman, President and Chief Executive Officer of Equitable Resources. In March 2003, Mr. Gerber's base salary was held at $580,000, which is approximately 20% below the median of the market as benchmarked by our external compensation consultant. Therefore his annual incentive target, which is calculated to equal a market target percentage on a market target salary, remained at 100%. The Committee approved Mr. Gerber's participation in the 2003 Executive Performance Incentive Program (which formed the majority of Mr. Gerber's 2003 long-term incentive award). His long-term incentive award consisted of a target grant of 150,000 performance-based share units and 75,000 stock options (which vest in equal increments over three years and have a 10-year term). The performance-based share units cover the period January 1, 2003 through December 31, 2005, and vest based on total shareholder return performance relative to a peer group of 30 other energy companies. In February 2004, we awarded Mr. Gerber a 2003 bonus payment of $880,000. We based this amount on the superior performance of the company in 2003, as reflected in:

  •
  Earnings per share growth of approximately 10% from fiscal year-end 2002 to fiscal year-end 2003.

  •
  Top quartile performance in return on total capital as compared to a peer group of 11 energy companies.

  •
  Fifth straight year in which net income target was met or exceeded.

        We believe the actions we have taken over the past fiscal year have aligned with our objectives and were appropriate to attract, retain and motivate the talent we need to execute our operational excellence strategy and continue to add value to our shareholders.

Thomas A. McConomy, Chair
Phyllis A. Domm
James E. Rohr
Lee T. Todd, Jr.

ITEM NO. 1—ELECTION OF DIRECTORS
(Item No. 1 on the proxy card)

        The Board of Directors of Equitable Resources currently has 10 members, who are divided into three classes. The term of one class expires each year. Generally directors are elected for three-year terms. The terms of four directors expire at this annual meeting. All four of those directors, Murry S. Gerber, George L. Miles, James W. Whalen and Lee T. Todd, Jr. will stand for election at the annual meeting. The shareholders previously elected Messrs. Gerber and Miles to serve until the 2004 annual meeting. Mr. Whalen was elected by the directors in July 2003 to fill the vacancy created by the retirement of Malcolm M. Prine, who retired effective at the 2003 annual meeting as a result of having reached the mandatory retirement age under the by-laws of the company. Mr. Whalen is being nominated to serve a term of three years to expire in 2007. Mr. Todd was elected by the directors in November 2003 to fill the vacancy created by the retirement of E. Lawrence Keyes, Jr., who retired effective December 31, 2003 as a result of having reached the mandatory retirement age under the by-laws of the company. Mr. Todd is being nominated to serve a term of two years to expire in 2006.

        The persons named as proxies will vote for the nominees named, as more fully discussed in the "About the Annual Meeting" section of this proxy statement, unless you withhold authority to vote for any one or more of them. The votes represented by any proxy may be cumulated and voted at the discretion of the persons named as proxies in favor of any one or more of the nominees, unless otherwise indicated on your proxy card. The effect of this discretionary authority may be to offset the effect of your having withheld authority to vote for individual nominees because the persons named as proxies will be able to allocate votes of shareholders who have not withheld authority to vote for those nominees. If a nominee becomes unavailable for election, the persons named as proxies intend to vote for substitute nominees proposed by the Board, unless the Board decides to reduce the number of directors. The individual who receives the largest number of votes cast for a seat in the class of 2006 will be elected a director for a two-year term expiring in 2006. The three individuals who receive the largest number of votes cast for seats in the class of 2007 will be elected directors for a three-year term expiring in 2007.

        The Board of Directors Recommends a Vote FOR all Nominees for the Board of Directors.

NOMINEE TO SERVE FOR A TWO-YEAR TERM EXPIRING IN 2006

LEE T. TODD, JR., Ph.D.	Age 57	Director since November 2003

President, University of Kentucky, since July 2001; Senior Vice President, Lotus Development Corporation, June 2000 through May 2001; President and Founder, DataBeam Corporation, July 1983 through May 2000.
Member of the Compensation Committee.
Dr. Todd was identified as a possible director by Johanna G. O'Loughlin, Senior Vice President, General Counsel and Secretary.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2007

MURRY S. GERBER	Age 51	Director since May 1998

Chairman, President and Chief Executive Officer, Equitable Resources, since May 2000; President and Chief Executive Officer, Equitable Resources, June 1998 through April 2000. Also a director of BlackRock, Inc.
Member of the Executive Committee.

GEORGE L. MILES, JR.	Age 62	Director since July 2000

President and Chief Executive Officer, WQED Multimedia (multimedia company), since 1994. Also a director of WESCO International, Inc., Harley-Davidson, Inc., Westwood One, Inc. and Citizens Financial Group, Inc.
Member of the Audit and Executive Committees and Chairman of the Corporate Governance Committee.

JAMES W. WHALEN	Age 62	Director since July 2003

Senior Vice President and Chief Financial Officer, Parker Drilling Company (global drilling company), since October 2002; Chief Financial Officer, Diversified Diagnostic Products, Inc. (medical equipment company) and consultant, January 2000 through
September 2002; Chief Commercial Officer, Coral Energy (natural gas and power marketing company), February 1998 through January 2000.
Member of the Audit Committee.
Mr. Whalen was identified as a possible director by Murry S. Gerber, Chairman, President and Chief Executive Officer.

DIRECTORS WHOSE TERMS EXPIRE IN 2005

PHYLLIS A. DOMM, Ed.D.	Age 57	Director since May 1996
Vice President, Human Resources, Intermountain Health Care (health care services), since June 2000; Vice President, Human Resources, MedStar Health (health care services), March 1998 through May 2000.
Member of the Audit and Compensation Committees.

DAVID L. PORGES	Age 46	Director since May 2002

Director, Executive Vice President and Chief Financial Officer, Equitable Resources, since May 2002; Executive Vice President and Chief Financial Officer, Equitable Resources, February 2000 through May 2002; Senior Vice President and Chief Financial Officer,
Equitable Resources, July 1998 through January 2000. Also a director of Westport Resources Corporation.

JAMES E. ROHR	Age 55	Director since May 1996

Chairman and Chief Executive Officer, PNC Financial Services Group, Inc. (financial services), since August 2002; Chairman, President and Chief Executive Officer, PNC Financial Services Group, Inc., May 2001 through August 2002; President, Chief Executive Officer and
Director, PNC Financial Services Group, Inc., May 2000 through May 2001; President and Chief Operating Officer of PNC Financial Services Group, Inc., April 1998 through April 2000. Also a director of Allegheny Technologies, Inc. and BlackRock, Inc.
Chairman of the Executive Committee and member of the Compensation Committee.

DAVID S. SHAPIRA	Age 62	Director since May 1987
Chairman and Chief Executive Officer, Giant Eagle, Inc. (retail grocery store chain), since February 1994. Also a director of Mellon Financial Corporation.
Chairman of the Audit Committee and member of the Executive Committee.

DIRECTORS WHOSE TERMS EXPIRE IN 2006

THOMAS A. McCONOMY	Age 70	Director since May 1991

Chairman, Calgon Carbon Corporation (manufacturer and marketer of activated carbon and related products and services), since February 2003 and from April 1985 through April 1999; Director, Calgon Carbon Corporation, since April 1985; Interim President and
Chief Executive Officer, Calgon Carbon Corporation, February 1998 through April 1999.
Chairman of the Compensation Committee and member of the Corporate Governance and Executive Committees.

BARBARA S. JEREMIAH	Age 52	Director since May 2003
Executive Vice President, Corporate Development, Alcoa, Inc. (producer of aluminum), since July 2002; Vice President, Corporate Development, Alcoa, Inc., January 1998 through July 2002.
Member of the Corporate Governance and Audit Committees.

Transactions With Directors' Companies

        In the course of ordinary business, Equitable Resources may have engaged in transactions with companies and organizations for which an Equitable Resources director served as an officer. Those directors did not have a material interest in any such transaction and none of those transactions exceeded 5% of the gross revenues of either Equitable Resources or the other organization. Moreover, any such transactions were entered into on arms-length terms we believe to have been fair.

ITEM NO. 2—APPROVE AN AMENDMENT AND RESTATEMENT OF THE
EQUITABLE RESOURCES, INC. 1999 LONG-TERM INCENTIVE PLAN
(Item No. 2 on the proxy card)

        The Equitable Resources, Inc. 1999 Long-Term Incentive Plan (the "Plan") was originally adopted by the Board of Directors on March 17, 1999, amended on May 26, 1999 and approved by the company's shareholders on May 26, 1999. The Plan was subsequently amended on May 17, 2001.

        In accordance with Section 162(m) of the Internal Revenue Code (described below), the Plan, as amended, is being resubmitted to the company's shareholders in order to allow the company to provide certain performance-based compensation that is deductible for Federal income tax purposes. In anticipation of resubmitting the Plan to the company's shareholders, on February 25, 2004, the Board of Directors approved certain amendments (the "Amendments") to the Plan and the restatement of the Plan as described below. The affirmative vote of the shareholders on or prior to February 24, 2005 is required for approval of the amendment and restatement of the Plan. If the amendment and restatement of the Plan is not approved, it will limit the company's ability to claim a tax deduction for compensation paid to the Chief Executive Officer and any of the other four highest compensated officers.

        If the company's shareholders do not approve the Amendments as proposed in this proxy statement, the Plan will remain in effect without including the Amendments. However, if the Amendments are not approved, further grants of performance awards in accordance with Section 162(m) of the Internal Revenue Code cannot be made to the Chief Executive Officer or any of the other four highest compensated executive officers under the Plan.

The Board of Directors recommends a vote FOR approval of amendment and restatement of the Plan.

        The principal features of the Plan, as amended and restated, are summarized below, but the summary is qualified in its entirety by the full text of the Plan, which is set forth as Appendix B to this Proxy Statement.

Amendments

        The description of the Plan provided below includes the Amendments. In general, the Amendments were adopted to expand the list of available performance criteria on which tax-deductible performance awards may be granted and to make certain additional changes to the Plan. The additional changes (i) eliminate unnecessary provisions regarding substitute awards, (ii) eliminate provisions inconsistent with the prohibition against repricing of options, (iii) increase the maximum amount which may be earned by individual participants under performance awards, (iv) clarify certain definitions and adjustment provisions, and (v) add certain conditions to grants of restricted stock.

        The Plan, as amended, is being submitted to shareholders at this time to qualify for an exception to the limits on deductibility of compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code disallows Federal income tax deductions to a company for compensation paid to the Chief Executive Officer and any of the other four highest compensated executive officers in excess of $1 million each in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance-based.

General

        The purpose of the Plan is to assist the company in attracting, retaining and motivating employees of outstanding ability and to align their interest with those of the company's shareholders. All full-time employees of the company and its subsidiaries, including executive officers and employee directors, are eligible to be granted stock incentive awards ("Awards") under the Plan. As of January 31, 2004, the number of full-time employees of the company and its subsidiaries was 1,442.

        The aggregate net number of shares of the common stock which may be issued under the Plan is (i) 6,000,000 shares, which may be used for all forms of Awards, and (ii) 5,000,000 shares, which may be used for all forms of Awards excluding incentive stock options, subject to the proportionate adjustment in the event of stock splits and similar events affecting the common stock. As of January 31, 2004, Awards representing 7,073,942 shares had been issued, and 3,926,058 shares remain available for Awards. No Awards may be granted under the Plan subsequent to March 16, 2009, except that reload options may be granted pursuant to reload option rights then outstanding.

Administration

        The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Plan, the Committee is authorized to determine which employees will receive Awards under the Plan, the number and types of Awards to be granted to any employee so selected, and the terms and conditions of such Awards.

        All members of the Committee participating in any action taken under the Plan must qualify as (i) "non-employee" directors under Securities and Exchange Commission Rule 16b-3 and as (ii) "outside directors" under Section 162(m) of the Internal Revenue Code. Under the company's corporate governance guidelines, which are consistent with the New York Stock Exchange rules, the Committee members will be independent directors. No Awards under the Plan may be granted to any member of the Committee.

        The types of Awards which the Committee will have authority to grant consist of (1) stock options (with or without reload option rights), (2) restricted stock, (3) performance awards and (4) other stock-based awards. Each of these types of Awards is described below.

Stock Options

        Types and Terms of Stock Options.    The Plan provides for the grant of incentive stock options, which are stock options that qualify under Section 422 of the Internal Revenue Code or nonstatutory stock options, which are stock options that do not so qualify. The option price for each stock option granted under the Plan may not be less than 100% of the fair market value of the shares of the common stock covered by the stock option on the date of grant. Fair market value for all purposes under the Plan is the mean between the publicly reported highest and lowest sales prices per share of the common stock, currently measured as reported by the New York Stock Exchange, as quoted in The Wall Street Journal, on the date as of which fair market value is determined. As of January 31, 2004, the fair market value of a share of the common stock, as so computed, was $43.565.

        The term of each stock option shall be determined by the Committee, except that no incentive stock option shall be exercisable more than 10 years after its date of grant. The Committee shall also determine the time or times at which an option may be exercised in whole or in part, the methods by which the exercise price may be paid, and the form of such payment, including, without limitation, cash, shares of common stock, or other property or any combination thereof, having a fair market value on the date of exercise equal to the exercise price.

        Unless otherwise determined by the Committee and except as provided under "change of control" below, options will terminate upon termination of all employment of the optionee with the company or a subsidiary, except that options exercisable at the date of termination of employment may be exercised, but not later than the expiration date of the option, (1) within 90 days after an involuntary termination due to a reduction in force by the company, retirement under a retirement plan of the company or a subsidiary or a voluntary termination with the written consent of the company or a subsidiary specifically permitting such exercise or (2) within one year after death of the optionee during employment or during a period following termination when the option remains exercisable.

        Reload Option Rights.    The Committee may in its discretion grant reload option rights in conjunction with a stock option. Reload option rights entitle the holder of a stock option, upon exercise of the stock option through the delivery of previously owned shares, to automatically be granted on the date of such exercise a new nonstatutory vested stock option (a "reload option") (1) for a number of shares of common stock not exceeding the number of shares delivered in payment of the option price of the original option and any related withholding taxes; (2) having an option price not less than the fair market value of the common stock on date of grant of the reload option; (3) having an expiration date not later than the expiration date of the original option; and (4) otherwise having terms permissible for an original grant of a stock option under the Plan. In granting reload option rights, the Committee may provide for successive reload option grants upon the exercise of reload options. Unless otherwise determined by the Committee, reload options shall be granted only if the underlying option is exercised during the employment with the company or a subsidiary of the original awardee of the option.

        Because the number of shares covered by a reload option is limited to the number of previously owned shares delivered in payment of the option price of the original option, reload option rights will not increase the net number of shares which may be acquired under a stock option. Because the option price of the reload option may not be less than fair market value on the date the underlying option is exercised, reload option rights also will not increase the total net value (excess of fair market value over the option price) realizable under the original option. However, since an optionee who exercises an option before the end of its term will not forfeit the potential for future market price appreciation, reload option rights will encourage earlier stock option exercises, thereby promoting the identification with shareholder interests resulting from employee ownership of common stock.

        Individual Option Limit.    The aggregate number of shares of common stock for which stock options may be granted under the Plan to any single participant shall not exceed 1,500,000 shares. This limit is intended to meet the requirement for the "performance-based compensation" exception to the $1 million cap on deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code and, for compensation income recognized on the exercise of stock options granted under the Plan, shall be interpreted and applied in a manner consistent with Section 162(m). To the extent consistent with Section 162(m), application of this limitation to a reload option shall not be deemed to increase the number of shares covered by the original underlying option grant.

Restricted Stock

        Restricted shares of common stock awarded by the Committee will be subject to such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine. The amendment to the Plan provides that the restriction period shall be, in the case of a time-based restriction, not less than three years or, in the case of a performance-based restriction, not less than one year. Except as provided under "change of control" below or as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, restricted shares that remain subject to restrictions shall be forfeited to the company. The Committee may provide that restrictions on restricted stock shall be waived in whole or in part in the event of termination of employment resulting from specified causes and may in other cases waive restrictions in whole or in part in its discretion.

Performance Awards

        A performance award granted by the Committee under the Plan shall represent a right to receive shares of common stock, cash, other property or any combination thereof based on the achievement, or the level of achievement, during a specified performance period of one or more performance goals established by the Committee at the time of the Award.

        At the time a performance award is granted, the Committee shall set forth in writing (1) the performance goals applicable to the Award and the performance period during which the achievement of the performance goals shall be measured; (2) the amount which may be earned by the participant based on the achievement, or the level of achievement, of the performance goals or the formula by which such amount shall be determined; and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any performance goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a performance award which will be earned based on the achievement of performance goals.

        Performance goals shall mean one or more preestablished, objective measures of performance during a specified performance period, selected by the Committee in its discretion. Performance goals may be based on one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, net income, revenue growth, revenues, expenses, return on equity, return on total capital, return on assets, earnings (including EBITDA and EBIT), cash flow, share price, economic value added, gross margin, operating income, or total shareholder return. Performance goals based on such performance measures may be based either on the performance of the company, a subsidiary or subsidiaries, any branch, department, business unit or other portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior company performance or other measure selected or defined by the Committee at the time of making a performance award. The Committee may in its discretion also determine to use other objective performance measures as performance goals.

        Following completion of the applicable performance period, and prior to any payment of a performance award to the participant, the Committee shall determine in accordance with the terms of the performance award and shall certify in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.

        In any one calendar year, the maximum amount which may be earned by any single participant under performance awards granted under the Plan and payable (i) in cash or property (other than shares of common stock) shall be limited to $3 million, and (ii) in shares of common stock shall be limited to 70,000 shares. In the case of multi-year performance periods, the amount which is earned in any one calendar year is the amount paid for the performance period divided by the number of calendar years in the period. In applying this limit, the amount of any cash or the fair market value of any shares of common stock or other property earned by the participant shall be measured as of the close of the applicable calendar year which ends the performance period, regardless of the fact that certification by the Committee and actual payment to the participant may occur in a subsequent calendar year or years. Prior to amendment, the maximum amount payable with respect to a performance period was $1 million.

        Performance awards granted by the Committee under the Plan are intended to qualify for the "performance-based compensation" exception from the $1 million cap on deductibility of executive compensation imposed by Section 162(m) of the Code. Absent additional shareholder approval, no performance award may be granted under the Plan subsequent to the company's annual meeting of shareholders in 2009.

Other Stock-Based Awards

        The Committee is authorized, subject to limitations under applicable law, to grant to eligible employees, in lieu of salary or cash bonus, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of common stock awarded without restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of common stock, as the Committee in its discretion may determine. In the discretion of the Committee, such other stock-based Awards, including shares of common stock, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the company or a subsidiary under, other compensation or incentive plans, programs or arrangements of the company or any subsidiary for eligible employees, including without limitation the 2003 Short-Term Incentive Plan, the Employee Deferred Compensation Plan and executive contracts.

        The Committee shall determine the terms and conditions of other stock-based Awards. Any shares of common stock or securities delivered pursuant to a purchase right granted under the Plan shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of common stock, or other property or any combination thereof, as the Committee shall determine. However, the value of such consideration shall not be less than the fair market value of such shares of common stock or other securities on the date of grant of the purchase right.

Change of Control

        Unless otherwise determined by the Committee, if the shareholders of the company shall approve a transaction which upon consummation would constitute a change of control, as defined in the Plan, or if any change of control not subject to shareholder approval shall occur (1) all outstanding stock options, and other Awards under which the participant may have rights, the exercise of which is restricted or limited, shall become fully exercisable; (2) all restrictions or limitations, including risks of forfeiture and deferrals, on restricted stock or other Awards subject to restrictions or limitations under the Plan shall lapse; and (3) all performance goals applicable to performance awards, and any other conditions to payment of any Awards under which payment is subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the company.

        If within three years after any change of control the employment of a participant is terminated voluntarily or involuntarily for any reason other than for cause, as defined in the Plan, then unless otherwise provided in the participant's Award agreement, and in addition to any other rights of post-termination exercise which may be applicable, any stock option or other Award outstanding on the date of the change of control the payment or receipt of which is dependent upon exercise by the holder of the Award shall be exercisable for a period of 90 days following the date of termination of employment but not later than the expiration date of the option or other Award.

Miscellaneous

        Except to the extent otherwise determined by the Committee, no Award and no rights or interests therein shall be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution, and any stock option or other right to purchase or acquire shares of common stock granted to a participant under the Plan shall be exercisable during the participant's lifetime only by such participant.

        The Board of Directors may amend, suspend or terminate the Plan at any time without shareholder approval except to the extent that shareholder approval is required by law or stock exchange rules or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the Plan or modifies the requirements for participation under the Plan or if the Board determines that shareholder approval is advisable. Without the consent of the participant, no amendment, suspension or termination of the Plan or any Award may materially and adversely affect the rights of such participant under any previously granted Award.

        Nothing contained in the Plan shall prevent the company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

Award Plan Benefits

        The following table sets forth the total number of shares of common stock for which stock options and restricted shares have been awarded under the Plan to the persons and groups listed below for the last completed fiscal year ended December 31, 2003:

Name and Principal Position	Number of Options	Number of Restricted Shares
Murry S. Gerber Chairman, President and Chief Executive Officer	75,000	0
David L. Porges Executive Vice President and Chief Financial Officer	47,500	0
Johanna G. O'Loughlin Senior Vice President, General Counsel and Secretary	28,141	0
Joseph E. O'Brien Vice President	16,250	0
Randall L. Crawford Vice President	8,750	0
All current executive officers, as a group (9 persons)	228,141	3,000
All current directors who are not executive officers, as a group (8 persons)	0	0
All employees, including all current officers who are not executive officers, as a group (70 persons)	312,774	67,510

        The above table reflects the total number of options received by the identified individuals and groups for the year ended December 31, 2003.

Possible Anti-takeover Effect

        The provisions of the Plan providing for the acceleration of the exercise date of outstanding stock options, the lapse of restrictions on restricted shares and the deemed satisfaction of performance goals upon the occurrence of a change of control may be considered as having an anti-takeover effect.

Federal Income Tax Consequences

        The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of Awards under present law.

        Incentive Stock Options.    An employee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an employee's taxable income for alternative minimum tax purposes.

        If an employee holds the shares acquired pursuant to an incentive stock option for at least two years after the date of grant of the incentive stock option and one year after the shares are transferred to the employee, i.e., the employee does not make a "disqualifying disposition," upon disposition of the shares any amount realized in excess of the employee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a "disqualifying disposition," the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of common stock. If shares of common stock received upon the prior exercise of an incentive stock option are transferred to the company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a "disqualifying disposition" of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

        The company will not be entitled to a deduction with respect to shares received by an employee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by an optionee because of a "disqualifying disposition," the company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

        Nonstatutory Stock Options.    An employee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the employee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part with shares of common stock, no income, gain or loss will be recognized by the employee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the employee on the date of exercise of the stock option.

        The company will generally be entitled to a deduction for compensation paid in the same amount treated as compensation received by the employee.

        Reload Option Rights.    An employee should not recognize any taxable income for Federal income tax purposes upon receipt of reload option rights and a reload option should be treated as a nonstatutory stock option. See "Nonstatutory Stock Options" above.

        Restricted Stock.    An employee who receives an award of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an employee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the Award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). If the employee does not make a Section 83(b) election within 30 days of the grant, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the employee and will be taxable in the year the restrictions lapse. The company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the employee.

        Performance Awards.    An employee who receives a performance award will not recognize any taxable income for Federal income tax purposes upon receipt of the Award. Any cash or shares of common stock received pursuant to the Award will be treated as compensation income received by the employee generally in the year in which the employee receives such cash or shares of common stock. The company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the employee.

        Other Tax Matters.    The exercise by an employee of a stock option, the lapse of restrictions on restricted stock, or the deemed achievement or fulfillment of performance awards following the occurrence of a change of control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the employee on certain payments of common stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the unavailability of a compensation deduction which would otherwise be allowable to the company as explained above. Except for stock options and performance awards that meet the requirements of the Plan, the company may not be eligible for a compensation deduction which would otherwise be allowable for compensation paid to any employee if, as of the close of the tax year, the employee is the chief executive officer of the company or is among the four other highest compensated officers for that tax year for whom compensation is required to be reported to shareholders under the Securities Exchange Act, as amended, to the extent the total compensation paid to such employee exceeds $1,000,000.

Vote Required for Approval

        Approval of the adoption of the Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of common stock voting in person or by proxy. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

The Board of Directors recommends a vote FOR approval of the adoption of the amended and restated Equitable Resources, Inc. 1999 Long-Term Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

        The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the company's accounting and financial reporting process and to oversee the qualifications, independence and performance of the company's independent auditor. We adopted a new charter on January 14, 2004, which was approved by the Board on February 25, 2004 (a copy of the charter is attached as Appendix A to this Proxy Statement) which guides our services. As set forth in the charter, management is responsible for the internal controls and financial reporting process of Equitable Resources. The independent auditors perform an independent audit of Equitable Resources' consolidated financial statements in accordance with generally accepted auditing standards in the United States and issue a report. Our responsibility includes monitoring and overseeing these processes.

        Our Committee is comprised of five non-employee, independent members of the Board of Directors. No member serves on more than two other public company audit committees. The Board of Directors has determined that James W. Whalen is an audit committee financial expert, as that term is defined by the Securities and Exchange Commission. In addition, the Board has determined that each of the other members of the Audit Committee is financially literate. The members of our Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee's considerations and discussions referred to below do not assure that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company's auditors are in fact "independent."

        In the performance of our oversight function, we have reviewed and discussed the audited financial statements of the company for the fiscal year ended December 31, 2003 with the management of Equitable Resources. We have discussed with Ernst & Young LLP, the company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). We also have received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we have discussed the independence of Ernst & Young LLP with that firm. In doing so, we considered whether the provision of non-audit services to the company was compatible with maintaining their independence. We also reviewed the amount of fees paid to Ernst & Young LLP for both audit and non-audit services.

        Based on the reports and discussions above, we recommended to the Board of Directors that the financial statements be included in the Equitable Resources Annual Report on Form 10-K.

        This report has been furnished by the Audit Committee of the Board of Directors.

David S. Shapira, Chair
Phyllis A. Domm
Barbara S. Jeremiah
George L. Miles, Jr.
James W. Whalen

ITEM NO. 3—RATIFICATION OF APPOINTMENT OF AUDITORS
(Item No. 3 on the proxy card)

        The Audit Committee has reappointed Ernst & Young LLP, certified public accountants, as independent auditors to examine the consolidated financial statements of the company and its subsidiaries for the calendar year 2004. Ernst & Young LLP, and its predecessor, have acted as auditors for the company since 1950. Although shareholder approval is not required for the appointment of auditors, the Audit Committee believes the shareholders should participate through ratification. If such ratification is not obtained, the Board will consider the appointment of other auditors for the following year.

        Representatives of Ernst & Young LLP expect to be present at the annual meeting to respond to appropriate questions and to make a statement if they desire to do so.

        The following chart details the fees paid to Ernst & Young LLP during 2002 and 2003:

	2002	2003
Audit Fees	$677,373	$918,404
Audit-Related Fees(1)	$239,674	$107,472
Tax Fees(2)	$375,325	$413,157
All Other Fees(3)	$10,900	0

(1)
Includes fees for audits of employee benefit plans, Sarbanes-Oxley assistance, subsidiary attest engagements and accounting advice related to the sale of gas properties.

(2)
Includes fees for annual tax compliance and preparation, tax consulting and filing of amended Federal and state tax returns. Tax consulting services totaled $30,000 in 2003 and $56,075 in 2002.

(3)
Includes fees for consulting services for the employee short-term disability plan, health and welfare wrap plan and 404(k) dividend strategy.

        The Audit Committee has adopted a Policy Relating to Services of Independent Auditors under which the company's independent auditors are not allowed to perform any service which may have the effect of jeopardizing the auditors' independence. Without limiting the foregoing, the independent auditors may not be retained to perform the following:

  •
  Bookkeeping or other services related to the accounting records or financial statements

  •
  Financial information systems design and implementation

  •
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  •
  Actuarial services

  •
  Internal audit outsourcing services

  •
  Management functions

  •
  Human resources

  •
  Broker-dealer, investment adviser or investment banking services

  •
  Legal services

  •
  Expert services unrelated to the audit

        All audit and permitted non-audit services must be pre-approved by the Audit Committee. The Audit Committee has delegated specific pre-approval authority with respect to permitted non-audit services to the Chairman of the Audit Committee but only where pre-approval is required to be acted upon prior to the next Audit Committee meeting and where the aggregate permitted non-audit services fees will be less than $75,000. The Audit Committee encourages management to seek pre-approval from the Audit Committee at its regularly scheduled meetings.

        In 2003, 100% of the professional fees reported as audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee pursuant to the above policy.

        The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

ITEM NO. 4—ADDITIONAL INFORMATION

Other Matters

        No matters other than those listed in the notice of meeting accompanying this proxy statement are expected to be presented to shareholders for action at the annual meeting. However, should other matters properly come before the meeting, the persons named as proxies will vote in a manner as they may, in their discretion, determine.

Annual Report and Form 10-K

        The Annual Report of the company to shareholders and Form 10-K for the year ended December 31, 2003 are enclosed with this proxy statement.

        The Report of the Audit Committee on page 39, the Report of the Compensation Committee on page 21, and the Stock Performance Graph on page 12 are not soliciting material, are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference in any filing of the company under Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

APPENDIX A
EQUITABLE RESOURCES, INC. AUDIT COMMITTEE CHARTER

        This Charter governs the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Equitable Resources, Inc. (the "Company"). This Charter was approved and adopted by the Committee on January 13, 2004. A copy of this Charter shall be posted on the Company's website and shall be included as an appendix to the Company's proxy statement at least every three years.

PURPOSE AND PERFORMANCE OF THIS COMMITTEE

        The purpose of this Committee generally is to assist the Board in overseeing (i) the accounting and financial reporting processes of the Company, (ii) the audits of the financial statements of the Company, (iii) the integrity of the Company's financial statements, (iv) the qualifications, independence and performance of the Company's independent auditors, (v) the qualifications and performance of the Company's internal audit function, and (vi) the compliance by the Company with legal and regulatory requirements, including the Company's Code of Business Conduct and Ethics.

        This Committee performs an oversight function. It is not the duty of this Committee or its members to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and for maintaining internal controls, and the Company's independent auditors are responsible for auditing those financial statements. Management is also responsible for promoting corporate compliance with all laws applicable to the Company. The specific responsibilities of this Committee in carrying out this oversight function are described below.

        The Company shall provide for appropriate funding, as determined by this Committee, for payment of (i) compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by this Committee and (iii) ordinary administrative expenses of this Committee that are necessary or appropriate in carrying out the duties of this Committee.

        Each member of the Audit Committee shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by those persons and under those circumstances specified in the Pennsylvania Business Corporation Law.

ORGANIZATION AND MEMBERSHIP OF THIS COMMITTEE

        The membership of this Committee shall consist of at least three (3) directors, each of whom shall be independent and appointed annually by the Board on the recommendation of the Corporate Governance Committee of the Board. For purposes of this charter, in order to be "independent", (i) the Board must have determined that the director is "independent" pursuant to the Company's corporate governance guidelines, and (ii) the director must otherwise be independent as defined for audit committee purposes by the Sarbanes-Oxley Act of 2002 (which, among other things, amends in certain respects the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the rules of the Securities and Exchange Commission (the "Commission") thereunder (which provide, generally, that an Audit Committee member may not (a) accept, directly or indirectly, any compensation from the Company except in the capacity as a Director or Committee member or (b) be an "affiliated person" (i.e., control, be controlled by, or under common control with, the Company or any of its subsidiaries)).

        All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to this Committee. The Board of the Company has determined in the exercise of its business judgment that financial literacy means being able to read and understand fundamental financial statements. At least one member of this Committee shall have accounting or related financial management expertise as determined by the Board of Directors in the exercise of its business judgment. Factors to be considered in evaluating financial management expertise may include but shall not be limited to (i) past employment experience in finance or accounting, (ii) requisite professional certification in accounting, or (iii) any other comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The Company shall take reasonable steps to ensure that at least one member of this Committee is an "audit committee financial expert", as defined by the rules of the Commission under the Exchange Act. The designation of any member of this Committee as an "audit committee financial expert" does not: (i) impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on any member of the Committee not so designated; (ii) deem such person an "expert" for any purpose, including without limitation for purposes of the Securities Act of 1933, as amended; or (iii) affect the duties, obligations or liabilities of any other member of the Committee or the Board.

        Committee members may serve on the audit committees of more than two other public companies only if the Board of Directors has determined that such service would not impair the member's ability to effectively serve on this Committee and such service is disclosed in the Company's annual proxy.

        A Director may be removed from this Committee by the Board, with or without cause. A Director may resign as a member of the Committee upon notice to the Secretary of the Company and the Chairperson of the Board.

        The Board shall appoint the Chairperson of this Committee at its first meeting after each annual meeting of the Shareholders.

MEETINGS OF THIS COMMITTEE

        This Committee shall meet at least quarterly, or more frequently as circumstances dictate. Fifty percent of the members of this Committee at the time in office shall constitute a quorum for the transaction of business. This Committee shall act on the affirmative vote of a majority of the members present at a meeting at which a quorum is present. This Committee may act without a meeting by unanimous written consent of all members. The agenda of each Committee meeting shall be established by the Chairperson with the assistance of appropriate members of management. Each Committee member is free to suggest the inclusion of items on the agenda. Each Committee member is free to raise at any Committee meeting subjects that are not on the agenda for that meeting.

RESPONSIBILITIES OF THIS COMMITTEE

        In the performance of its oversight functions, this Committee shall:

1.
Oversight of Financial Statement and Disclosure Matters

a.
Meet with the independent auditor to review the planning of the audit, including the scope, staffing, location, reliance on management and internal audit participation, and general audit approach.

b.
Review and discuss with management and the independent auditor:

•
the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

    •
    the Company's quarterly financial statements, including the results of the independent auditor's review of the quarterly financial statements.

    •
    accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

    •
    any analysis prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including analyses of the effect of alternative generally accepted accounting principles methods on the financial statements.

    •
    the effect of regulatory and accounting initiatives as well as off-balance sheet structures with which the Company is involved.

    •
    the Company's earnings press releases, including the use of "non-GAAP financial measures," as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be conducted generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and need not be done in advance of each earnings release or statement of guidance.

    •
    the Company's major risk exposures and the policies management has implemented to monitor and control such exposures, including the Company's financial risk exposures and risk management policies.

  c.
  Review and discuss with the independent auditor:

  •
  All critical accounting policies and practices to be used.

  •
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor. If appropriate address:

  •
  significant accounting adjustments noted as proposed by the auditor but not adopted due to materiality or otherwise,

  •
  communications between the audit team and its national office respecting audit or accounting issues presented by the engagement.

  •
  Other material written communications between the independent auditor and management, such as any management or "internal control" letter or schedule of unadjusted differences.

  •
  The matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  d.
  Receive and address disclosures made to this Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting.

2.
Oversight of the Company's Relationship with its Independent Auditor

  a.
  Have the sole authority to appoint and replace the independent auditor.

  b.
  Be directly responsible for the compensation, evaluation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor reports directly to this Committee.

  c.
  Pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by this Committee prior to the completion of the audit. This Committee may delegate authority to one or more members for the purpose of granting pre-approvals of audit and permitted non-audit services, provided that delegated decisions to grant pre-approvals shall be presented to the Committee at its next scheduled meeting.

  d.
  Confirm that the independent auditor is registered with the Public Company Accounting Oversight Board.

  e.
  Obtain and review a report from the independent auditor at least annually regarding (i) the independent auditor's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditor and the Company.

  f.
  Evaluate the qualifications, performance and independence of the independent auditor, including evaluating the lead partner of the independent auditor, confirming the compensation structure of the independent auditor, taking into account the aforementioned report, considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. Confirm that the lead audit partner having primary responsibility for the audit and the concurring audit partner responsible for reviewing the audit are rotated at least every five years or more frequently if required by law, and that other audit partners are rotated at least every seven years or more frequently if required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis. This Committee shall present its conclusions with respect to the independent auditor to the Board.

  g.
  Establish policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

3.
Oversight of the Company's Internal Audit Function

a.
Oversee the internal audit function. In this role, this Committee shall work closely with the Company's Director of Risk Assessment who shall report directly to the Audit Committee and have primary responsibility for the appointment and replacement of the internal auditing firms, including reviewing performance.

b.
Discuss with the independent auditor and management (including, for the avoidance of doubt, the Director of Risk Assessment) the primary internal auditor's responsibilities, the adequacy of its budget, the quality of its staffing and performance and any recommended changes in the planned scope of the internal audit.

  c.
  Review the significant reports to management prepared by the internal auditors and management's responses.

  d.
  Discuss with the Director of Risk Assessment and the primary internal auditor the adequacy of the Company's internal control function.

4.
Compliance Oversight

a.
Obtain from the independent auditor assurance that it is not required to make a report under Section 10A(b) of the Exchange Act (which requires the independent auditor to inform this Committee if the independent auditor detects or becomes aware of illegal acts and to provide a report to this Committee if it has reached specific conclusions with respect to such illegal acts).

b.
Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics and safety program. Obtain assurance from management, the Company's internal auditor and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Receive, review, oversee the investigation of, and address, any potential, alleged, apparent or actual violations of the Company's Code of Business Conduct and Ethics with respect to the directors and executive officers of the Company (including, but not limited to, the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer). In that respect, this Committee may recommend the implementation of remedial protective procedures, may grant waivers and may recommend imposition of sanctions (including termination). Review reports and disclosures of insider and affiliated party transactions.

c.
Establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

d.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company's financial statements or accounting policies.

e.
Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

f.
Review any items brought directly to this Committee's attention by management, the law department, the independent auditors or the internal auditors or such other related matters as this Committee, in its own discretion, determines to be appropriate in the circumstances.

g.
Receive reports of the Corporate Risk Committee and address such matters as this Committee may deem appropriate.

5.
Administrative Matters

a.
Annually review this Committee's own performance.

b.
Review, and adopt revisions for, this Charter.

c.
Prepare this Committee's report for the annual proxy statement.

d.
Through its Chair, make regular reports to the Board.

  e.
  This Committee shall meet periodically with management, including the General Counsel, the internal auditors and the independent auditor, both with management present and in separate executive sessions.

COMMITTEE POWERS

        The Committee shall have the following powers:

1.
To engage accounting or other advisors (including independent counsel) and to have direct access to all such advisors without the presence of any officer of the Company.

2.
To interview and meet with any employee of the Company without the presence of any officer of the Company.

3.
To investigate any matter brought to its attention within the scope of its duties.

4.
To form and delegate authority to subcommittees and to delegate authority to one or more of the members.

5.
Such other powers as may be necessary to fulfill its purposes.

APPENDIX B
EQUITABLE RESOURCES, INC.
1999 LONG-TERM INCENTIVE PLAN
(As amended and restated February 25, 2004)

SECTION 1. PURPOSES

        1.01 The purpose of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan (the "Plan") is to assist the Company in attracting, retaining and motivating employees of outstanding ability and to align their interests with those of the shareholders of the Company.

SECTION 2. DEFINITIONS; CONSTRUCTION

        2.01    Definitions.    In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

          2.01.1    "Award" means any Option, Restricted Stock, Performance Award or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

          2.01.2    "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          2.01.3    "Board" means the Company's Board of Directors.

          2.01.4    "Cause," when used with respect to the termination of employment of a Participant, means:

            (a)   the willful and continued failure by the Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant by the Board which specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties, and which failure has not been cured within 30 days after such written demand; or

            (b)   the willful and continued engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise, or

            (c)   the breach by the Participant of any obligation of confidentiality owed to the Company or a Subsidiary.

          For purposes of this Section 2.01.4, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the non-management members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel, to be heard before the Board) finding that in the good faith opinion of the Board the Participant is guilty of the conduct set forth above in clauses (a), (b) or (c) of this Section 2.02.4 and specifying the particulars thereof in detail.

          2.01.5    "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

          2.01.6    "Change of Control" has the meaning provided in Section 9.03.

          2.01.7    "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as a "non-employee director" as then defined under Rule 16b-3 and an "outside director" as then defined under Section 162(m) of the Code.

          2.01.8    "Common Stock" means shares of the common stock, without par value, and such other securities of the Company or other corporation or entity as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.9    "Covered Employee" shall have the meaning provided in Section 162(m)(3) of the Code.

          2.01.10    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.01.11    "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the mean between the highest and lowest sales prices per share for the date as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          2.01.12    "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code and is designated as such in the Award Agreement relating thereto.

          2.01.13    "Option" means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a nonstatutory stock option, which is an Option not intended to be an Incentive Stock Option.

          2.01.14    "Other Stock-Based Award" means an Award, granted under Section 6.05 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

          2.01.15    "Participant" means an employee of the Company or any Subsidiary, including, but not limited to, Covered Employees, who is granted an Award under the Plan.

          2.01.16    "Performance Award," "Performance Goal" and "Performance Period" shall have the meanings provided in Section 6.04.

          2.01.17    "Reload Option Rights" and "Reload Option" have the meanings provided in Section 6.02(v).

          2.01.18    "Restricted Stock" means Shares, granted under Section 6.03 hereof, that are subject to certain restrictions.

          2.01.19    "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          2.01.20    "Shares" means the common stock of the Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.21    "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.02    Construction.    For purposes of the Plan, the following rules of construction shall apply:

          2.02.1    The word "or" is disjunctive but not necessarily exclusive.

          2.02.2    Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. ADMINISTRATION

        3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)    to designate Participants;

          (ii)   to determine the type or types of Awards to be granted to each Participant;

          (iii)  to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv)  to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

          (v)   to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award shall be deferred, whether automatically or at the election of the Committee or at the election of the Participant;

          (vi)  to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii)   to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

          (ix)  to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

          (x)   to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

          (xi)  to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.

        Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, Participants, any Person claiming any rights under the Plan from or through any Participant, employees and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan and, with respect to Participants who are not subject to Section 16 of the Exchange Act, to take such actions and perform such functions under the Plan as the Committee may specify. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Company or a Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

SECTION 4. SHARES SUBJECT TO THE PLAN

        4.01 The maximum net number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to (i) 6,000,000 shares of Common Stock, subject to adjustment as provided in Section 8.01, which may be used for all forms of Awards, and (ii) 5,000,000 shares of Common Stock, subject to adjustment as provided in Section 8.01, which may be used for all forms of Awards excluding Incentive Stock Options. For purposes of determining the number of Shares available under either of the foregoing categories, Shares issued with respect to Awards granted on or after May 17, 2001 shall be deemed to have been issued from category (ii) of the foregoing sentence unless such Award is an Incentive Stock Option or as otherwise determined by the Committee.

        For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

        If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant, the Shares covered by the Award equal to the number of Shares so delivered shall again be available for Awards under the Plan. Any Shares distributed pursuant to an Award, if granted pursuant to category (i) of the first sentence of this Section, may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan and, if granted pursuant to category (ii) of the first sentence of this Section, shall consist of treasury Shares.

SECTION 5. ELIGIBILITY

        5.01 Awards may be granted only to individuals who are full-time employees (including, without limitation, employees who also are directors or officers and Covered Employees) of the Company or any Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

SECTION 6. SPECIFIC TERMS OF AWARDS

        6.01    General.    Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

        6.02    Options.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i)    Exercise Price.    The exercise price per Share of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii)    Option Term.    The term of each Option shall be determined by the Committee, except that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date of grant.

          (iii)    Times and Methods of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Company and (2) except as otherwise determined by the Committee, in its discretion, at the time the Option is granted, no shares which have been held for less than six months may be delivered in payment of the exercise price of an Option.

          Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

          Notwithstanding any other provision contained in the Plan or in any Award Agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 6.02(iii), the aggregate Fair Market Value, determined as of the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive

  Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to nonstatutory stock options.

          (iv)    Termination of Employment.    Unless otherwise determined by the Committee and reflected in the Award Agreement:

            (A)  if a Participant shall die while employed by the Company or a Subsidiary or during a period following termination of employment during which an Option otherwise remains exercisable under this Section 6.02(iv), Options granted to the Participant, to the extent exercisable at the time of the Participant's death, may be exercised within one year after the date of the Participant's death, but not later than the expiration date of the Option, by the executor or administrator of the Participant's estate or by the Person or Persons to whom the Participant shall have transferred such right by will, by the laws of descent and distribution or, if permitted by the Committee, by inter vivos transfer.

            (B)  if the employment of a Participant with the Company or a Subsidiary shall be involuntarily terminated under circumstances which would qualify the Participant for benefits under the Company's Separation Allowance Plan, or if a Participant shall retire under the terms of any retirement plan of the Company or a Subsidiary or shall terminate his or her employment with the written consent of the Company or a Subsidiary specifically permitting such exercise, Options granted to the Participant, to the extent exercisable at the date of the Participant's termination of employment, may be exercised within 90 days after the date of termination of employment, but not later than the expiration date of the Option.

            (C)  except to the extent an Option remains exercisable under paragraph (A) or (B) above or under Section 9.02, any Option granted to a Participant shall terminate immediately upon the termination of all employment of the Participant with the Company or a Subsidiary.

          (v)    Reload Option Rights.    Reload Option Rights if awarded with respect to an Option shall entitle the holder of the Option, upon exercise of the Option or any portion thereof through delivery of previously owned Shares, to automatically be granted on the date of such exercise a new nonstatutory stock option (a "Reload Option") (1) for a number of Shares not exceeding the number of full Shares delivered in payment of the option price of the original Option and any withholding taxes related thereto, (2) having an option price not less than 100% of the Fair Market Value per Share of the Common Stock on such date of grant, (3) having an expiration date not later than the expiration date of the original Option so exercised and (4) otherwise having terms permissible for the grant of an Option under the Plan. Subject to the preceding sentence and the other provisions of the Plan, Reload Option Rights and Reload Options shall have such terms and be subject to such restrictions and conditions, if any, as shall be determined, in its discretion, by the Committee. In granting Reload Option Rights, the Committee, may, in its discretion, provide for successive Reload Option grants upon the exercise of Reload Options granted thereunder. Unless otherwise determined, in its discretion, by the Committee, Reload Option Rights shall entitle the holder of an Option to be granted a Reload Option only if the underlying Option to which they relate is exercised during employment with the Company or a Subsidiary of the original grantee of the underlying Option. Except as otherwise specifically provided herein or required by the context, the term Option as used in this Plan shall include Reload Options granted hereunder.

          (vi)    Individual Option Limit.    The aggregate number of Shares for which Options may be granted under the Plan to any single Participant shall not exceed 1,500,000 Shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code and, to the extent consistent with Section 162(m) of the Code, in accordance with Section 4.01 hereof. To the extent consistent with Section 162(m) of the Code, in applying this limitation a Reload Option shall not be deemed to increase the number of Shares covered by the original underlying Option grant.

        6.03    Restricted Stock.    The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i)    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter. The restriction period applicable to Restricted Stock shall, in the case of a time-based restriction period, be not less than three years or, in the case of a performance-based restriction period, be not less than one year.

          (ii)    Forfeiture.    Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Stock.

          (iii)    Certificates for Shares.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

        6.04    Performance Awards.    The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (i)    Right to Payment.    A Performance Award shall represent a right to receive Shares, cash, other property or any combination thereof based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award.

          (ii)    Terms of Performance Awards.    At the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise in writing (1) the Performance Goals applicable to the Award and the Performance Period during which the achievement of the Performance Goals shall be measured, (2) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a Performance Award which will be earned based on the achievement of Performance Goals.

          (iii)    Performance Goals.    "Performance Goals" shall mean one or more preestablished, objective measures of performance during a specified "Performance Period", selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, net income, revenue growth, revenues, expenses, return on equity, return on total capital, return on assets, earnings (including EBITDA and EBIT), cash flow, share price, economic value added, gross margin, operating income, or total shareholder return. Performance Goals based on such performance measures may be based either on the performance of the Company, a Subsidiary or Subsidiaries, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Company performance or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.

          (iv)    Committee Certification.    Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.

          (v)    Maximum Individual Performance Award Payments.    In any one calendar year, the maximum amount which may be earned by any single Participant under (a) Performance Awards granted under the Plan and payable in cash or property (other than Shares) shall be limited to $3,000,000 and (b) Performance Awards granted under the Plan and payable in Shares shall be limited to 70,000 shares. In the case of multi-year Performance Periods, the amount which is earned in any one calendar year is the amount paid for the Performance Period divided by the number of calendar years in the period. In applying this limit, the amount of any cash or the Fair Market Value of any Shares or other property earned by a Participant shall be measured as of the close of the applicable calendar year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years.

        6.05    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants, in lieu of salary or cash bonus, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary for eligible Participants, including without limitation the Short-Term Incentive Compensation Plan, the Deferred Compensation Plan and executive contracts.

        The Committee shall determine the terms and conditions of Other Stock-Based Awards. Shares or securities delivered pursuant to a purchase right granted under this Section 6.05 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right. Delivery of Shares or other securities in payment of a purchase right, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares or other securities held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising a purchase right who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares or securities received upon exercise of a purchase right are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of a purchase right. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the purchase right shall not be deemed to occur, and no Shares or other securities will be issued by the Company upon exercise of a purchase right, until the Company has received payment in full of the exercise price.

SECTION 7. GENERAL TERMS OF AWARDS

        7.01    Stand-Alone, Tandem and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under the Management Incentive Compensation Plan, or any other plan, program or arrangement of the Company or any Subsidiary (subject to the terms of Section 10.01) or any business entity acquired or to be acquired by the Company or a Subsidiary, except that an Incentive Stock Option may not be granted in tandem with other Awards or awards. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

        7.02    Certain Restrictions Under Rule 16b-3.    Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

        7.03    Decisions Required to be Made by the Committee.    Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

        7.04    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

        7.05    Form of Payment of Awards.    Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 10.01), including, without limitation, cash, Shares, or other property or any combination thereof, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee. Such rules and procedures or determinations may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

        7.06    Limits on Transfer of Awards; Beneficiaries.    No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary. Except to the extent otherwise determined by the Committee, no Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

        7.07    Registration and Listing Compliance.    No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Company and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

        7.08    Stock Certificates.    All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

SECTION 8. ADJUSTMENT PROVISIONS

        8.01     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding Options, Performance Awards or Other Stock-Based Awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Options, Performance Awards or Other Stock-Based Awards and the maximum number of shares as to which Options or Performance Awards may be granted and as to which shares may be awarded under Sections 6.02(vi) and 6.04(v), shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any Restricted Stock held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

        If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, Performance Award or Other Stock-Based Award, and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, Performance Award or Other Stock-Based Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, Performance Awards or Other Stock-Based Awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

        In case of any adjustment or substitution as provided for in this Section 8.01, the aggregate option price for all Shares subject to each then outstanding Option, Performance Award or Other Stock-Based Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

        If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, Performance Award or Other Stock-Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

        No adjustment or substitution provided for in this Section 8.01 shall require the Company to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefor.

        If any such adjustment or substitution provided for in this Section 8 requires the approval of shareholders in order to enable the Company to grant Incentive Stock Options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause the Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

SECTION 9. CHANGE OF CONTROL PROVISIONS

        9.01    Acceleration of Exercisability and Lapse of Restrictions.    Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if the shareholders of the Company shall approve a transaction which upon consummation would constitute a Change of Control of the Company, or if any Change of Control of the Company not subject to shareholder approval shall occur:

          (i)    all outstanding Awards pursuant to which the Participant may have rights, the exercise of which is restricted or limited, shall become fully exercisable;

          (ii)   all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse unless prior to such lapse the right to lapse of restrictions or limitations is waived or deferred by the Participant; and

          (iii)  all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

        9.02    Termination of Employment Following Change of Control.    If within three years following the date of any Change of Control the employment of a Participant shall be terminated voluntarily or involuntarily for any reason other than for Cause, then unless otherwise provided in the applicable Award Agreement, and in addition to any other rights of post-termination exercise which the Participant (or other holder of the Award) may have under the Plan or the applicable Award Agreement, any Option or other Award granted to the Participant and outstanding on the date of the Change of Control, the payment or receipt of which is dependent upon exercise by the Participant (or other holder of the Award) shall be exercisable for a period of 90 days following the date of such termination of employment but not later than the expiration date of the Award.

        9.03    Definition of Change of Control.    For purposes of this Section 9, a "Change of Control" of the Company shall mean any of the following events:

          (a)   The sale or other disposition by the Company of all or substantially all of its assets to a single purchaser or to a group of purchasers, other than to a corporation with respect to which, following such sale or disposition, more than eighty percent of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the Board is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the outstanding Common Stock and the combined voting power of the then outstanding voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Common Stock and voting power immediately prior to such sale or disposition;

          (b)   The acquisition in one or more transactions by any person or group, directly or indirectly, of beneficial ownership of twenty percent or more of the outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board; provided, however, that any acquisition by (x) the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (y) any person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act (as in effect on the effective date of the Plan) to file a statement on Schedule 13G with respect to its beneficial ownership of Common Stock and other voting securities, whether or not such person shall have filed a statement on Schedule 13G, unless such person shall have filed a statement on Schedule 13D with respect to beneficial ownership of fifteen percent or more of the Company's voting securities, shall not constitute a Change of Control;

          (c)   The Company's termination of its business and liquidation of its assets;

          (d)   There is consummated a merger, consolidation, reorganization, share exchange, or similar transaction involving the Company (including a triangular merger), in any case, unless immediately following such transaction: (i) all or substantially all of the persons who were the beneficial owners of the outstanding Common Stock and outstanding voting securities of the Company immediately prior to the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction (including a corporation or other person which as a result of such transaction owns the Company or all or substantially all of the Company's assets through one or more subsidiaries (a "Parent Company")) in substantially the same proportion as their ownership of the Common Stock and other voting securities of the Company immediately prior to the consummation of the transaction, (ii) no person (other than the Company, any employee benefit plan sponsored or maintained by the Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company) beneficially owns, directly or indirectly, 20% or more of the outstanding shares of Common Stock or the combined voting power of the voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction and (iii) individuals who were members of the Board immediately prior to the consummation of the transaction constitute at least a majority of the members of the board of directors resulting from such transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company); or

          (e)   The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the entire Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved.

SECTION 10. AMENDMENTS TO AND TERMINATION OF THE PLAN

        10.01     The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to Participants, increases the number of Shares available under the Plan or modifies the requirements for participation under the Plan, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that except as provided in Section 7.02, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that except as provided in Section 7.02, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him; and provided further that, except as provided in Section 8.01 of the Plan, the exercise price of any outstanding Option may not be reduced, whether through amendment, cancellation or replacement, unless such reduction is approved by the shareholders of the Company.

SECTION 11. GENERAL PROVISIONS

        11.01    No Right to Awards; No Shareholder Rights.    No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees, except as provided in any other compensation arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

        11.02    Withholding.    To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Company shall not be required to issue any Shares or make any cash or other payment under the Plan until such obligations are satisfied.

        The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

        11.03    No Right to Employment.    Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation arrangement.

        11.04    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the

Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

        11.05    No Limit on Other Compensatory Arrangements.    Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

        11.06    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        11.07    Governing Law.    The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.

        11.08    Severability.    If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12. EFFECTIVE DATE AND TERM OF THE PLAN

        12.01     The effective date and date of adoption of the Plan shall be February 25, 2004, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders held on or prior to February 24, 2005 at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect. Absent additional shareholder approval, (1) no Performance Award may be granted under the Plan subsequent to the Company's Annual Meeting of Shareholders in 2009, and (2) no other Award may be granted under the Plan subsequent to March 16, 2009, except that Reload Options may be granted pursuant to Reload Option Rights then outstanding.

The Board of Directors recommends a vote FOR Item 1, Item 2 and Item 3.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
		FOR	WITHHELD			FOR	AGAINST	ABSTAIN
1)	Election of Directors	☐	☐	2)	Approve amendment and restatement of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan.	☐	☐	☐	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and shareholder correspondence.
	Nominees:
	01 Lee T. Todd, Jr., Ph.D.,
	02 Murry S. Gerber
	03 George L. Miles, Jr. and
	04 James W. Whalen

						FOR	AGAINST	ABSTAIN
(INSTRUCTIONS: To withhold authority to vote for particular nominees, write that nominee's name in the space provided here.)				3)	Ratify Appointment of Ernst & Young LLP as auditors	☐	☐	☐	Mark here if you plan to attend the meeting. Please send Admittance Card. ☐

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.				This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item 1 above, FOR the amendment and restatement of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan in Item 2 above and FOR the ratification of auditors in Item 3 above. The proxies are authorized, in accordance with their judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.
Signature	Signature	Date

Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/eqt		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at www.eqt.com

EQUITABLE RESOURCES	One Oxford Centre Suite 3300 Pittsburgh, PA 15219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

Johanna G. O'Loughlin and Jean F. Marks are each hereby appointed as proxies of the undersigned to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, April 14, 2004, at 10:30 a.m. local time, in the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania, and at any adjournment of such meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of all nominees for director, FOR the amendment and restatement of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan and FOR the ratification of Ernst & Young, LLP as auditors and will vote in their discretion on such other matters that may properly come before the meeting.

A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.

This Proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR the amendment and restatement of the Equitable Resources, Inc. 1999 Long-Term Incentive Plan and FOR ratification of Ernst & Young, LLP as auditors.

Please sign and date on the reverse side and return the proxy card promptly using the enclosed envelope.

Address Change/Comments (Mark the corresponding box on the reverse side)

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EQUITABLE RESOURCES, INC.

ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, APRIL 14, 2004 10:30 A.M.

THE OMNI WILLIAM PENN HOTEL 530 William Penn Place Pittsburgh, PA

YOUR VOTE IS IMPORTANT!

You vote by Internet, telephone or mail. See the instructions on the other side of this proxy card.

QuickLinks

Notice of Annual Meeting of Shareholders To Be Held April 14, 2004
ABOUT THE ANNUAL MEETING
CORPORATE GOVERNANCE
Committees of the Board
Director Nominations
STOCK OWNERSHIP AND PERFORMANCE
Equity Compensation Plans
COMPENSATION Directors' Compensation and Retirement Program
Executive Compensation
Summary Compensation Table
Options/SAR Grants in 2003
Aggregated Option/SAR Exercises in 2003 & Year-End 2003 Option/SAR Values
Long-Term Incentive Plans—Awards in 2003
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
NOMINEE TO SERVE FOR A TWO-YEAR TERM EXPIRING IN 2006
NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2007
DIRECTORS WHOSE TERMS EXPIRE IN 2005
DIRECTORS WHOSE TERMS EXPIRE IN 2006
REPORT OF THE AUDIT COMMITTEE
APPENDIX A EQUITABLE RESOURCES, INC. AUDIT COMMITTEE CHARTER
APPENDIX B EQUITABLE RESOURCES, INC. 1999 LONG-TERM INCENTIVE PLAN (As amended and restated February 25, 2004)
FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.